   As filed with the Securities and Exchange Commission on December 5, 2000

                                               1933 Act Registration No. 333-___


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [_] Pre-Effective Amendment No. ____   [_] Post-Effective Amendment No.______


                    PAINEWEBBER PACE SELECT ADVISORS TRUST
              (Exact name of registrant as specified in charter)
                              51 West 52nd Street
                        New York, New York  10019-6114
                   (Address of principal executive offices)
      Registrant's telephone number, including area code: (212) 713-2000

                             AMY R. DOBERMAN, ESQ.
                    Mitchell Hutchins Asset Management Inc.
                    1285 Avenue of the Americas, 18th Floor
                           New York, New York 10019
                    (Name and address of agent for service)

                                  Copies to:

          JON S. RAND, ESQ.                     ARTHUR J. BROWN, ESQ.
       Willkie Farr & Gallagher               Kirkpatrick & Lockhart LLP
          787 Seventh Avenue          1800 Massachusetts Avenue, N.W., 2/nd/ Floor
    New York, New York 10019-6099                Washington D.C. 20036
      Telephone: (212) 821-8256                Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the Registrant designated PACE Small/Medium Company Growth Equity Investments.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

                           PAINEWEBBER MID CAP FUND
             (THE SOLE SERIES OF PAINEWEBBER MANAGED ASSETS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                             December [ ], 2000

Dear Shareholder,

   The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber Mid Cap Fund.

   We are seeking shareholder approval to merge Mid Cap Fund into PACE Small/Medium Company Growth Equity Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Mid Cap Fund shares, and Mid Cap Fund will cease operations. The expenses of each class of shares of the PACE Fund following the merger would be lower than the current expenses of the corresponding class of Mid Cap Fund.

   Mitchell Hutchins is the investment manager for both Funds and has retained Delaware Management Company, an unaffiliated firm, to manage each Fund's assets. The two Funds have similar investment objectives and policies. Each Fund seeks capital appreciation. PACE Small/Medium Company Growth Fund pursues this objective by investing primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have total market capitalizations of less than $4 billion at the time of purchase. Mid Cap Fund invests primarily in common stocks of medium capitalization companies that are believed to have substantial potential for capital growth and that have market capitalizations between $750 million and $8 billion.

   The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

   YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow up mail and telephone solicitation.

   THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          Brian M. Storms
                                          President

                   PAINEWEBBER MID CAP FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

   On October 6, 2000, the Board of Trustees of PaineWebber Managed Assets Trust ("Managed Assets Trust"), on behalf of its series, PaineWebber Mid Cap Fund ("Mid Cap Fund"), unanimously approved the merger of Mid Cap Fund into PACE Small/Medium Company Growth Equity Investments ("PACE Small/Medium Company Growth Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can occur only if Mid Cap Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

   A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the new fund.

WHY IS THIS MERGER BEING PROPOSED?

   Mitchell Hutchins and Managed Assets Trust's Board believe that Mid Cap Fund's shareholders will benefit from the merger with PACE Small/Medium Company Growth Fund because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer significantly overlapping investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds.

   Mid Cap Fund and PACE Small/Medium Company Growth Fund have similar investment objectives and policies in that each seeks capital appreciation and invests primarily in stocks of companies with limited market capitalizations. PACE Small/Medium Company Growth Fund, however, invests primarily in companies with market capitalizations of less than $4.0 billion at the time of purchase, while Mid Cap Fund invests primarily in stocks of companies with market capitalizations between $750 million and $8.0 billion at the time of purchase. PACE Small/Medium Company Growth Fund also may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities. Similarly, Mid Cap Fund may invest, to a lesser extent, in stocks of larger and smaller companies and in bonds and money market instruments. (See "Comparison of the Funds" on page [ ] of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

   Effective October 10, 2000, the same sub-adviser -- Delaware Management Company -- manages the assets of each Fund. The sub-adviser uses the same basic investment strategy for both Funds. As a result, the two Funds are now managed in a similar manner, except for the overlapping but different market capitalization limits on the companies in which each Fund primarily invests.

   Mitchell Hutchins and Managed Assets Trust's Board believe that Mid Cap Fund's shareholders will not be adversely affected by the lower market capitalization limit for PACE Small/Medium Company Growth Fund's primary investments because the Fund also may invest, to a limited extent, in stocks of companies with market capitalizations larger than $4.0 billion at the time of purchase.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

   If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE Small/Medium Company Growth Fund having a total value equal to the total value of your Mid Cap Fund shares at the time of the merger. Although the two Funds will have different net asset values per share, each class of shares of PACE Small/Medium Company Growth Fund issued in the merger will otherwise have characteristics that are substantially identical to the corresponding class of shares of Mid Cap Fund.

IF I CURRENTLY ELECT TO RECEIVE MY MID CAP FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE SMALL/MEDIUM COMPANY GROWTH FUND SHARES AFTER THE MERGER?

   Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

   The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE Small/Medium Company Growth Fund shares, and that your basis for the PACE Small/Medium Company Growth Fund shares you receive in the merger will be the same as the basis for your Mid Cap Fund shares.

   Immediately prior to the merger, Mid Cap Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Mid Cap Fund shareholders. You should note, however, that both Funds expect to distribute their ordinary income for the calendar year and net gain, if any, for the one year period ended October 31, 2000. This distribution will be made regardless of whether the merger takes place because of the tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Mid Cap Fund, if the merger takes place, you may receive two distributions of ordinary income and net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

   The post-merger combined Fund is expected to have overall operating expenses that are lower than the current operating expenses of Mid Cap Fund due to economies of scale and a lower management fee paid by PACE Small/Medium Company Growth Fund to Mitchell Hutchins. (For more details about fees and
expenses of each class of shares, see "Comparative Fee Table" on page [   ] of
the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE SMALL/MEDIUM COMPANY GROWTH FUND AND MID CAP FUND PERFORMED?

   The following tables show the average annual total returns over several time periods for each class of shares of Mid Cap Fund and the Class P shares of PACE Small/Medium Company Growth Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for both these Funds because the current sub-adviser did not manage Mid Cap Fund's assets during the periods shown and did not manage the assets of PACE Small/Medium Company Growth Fund prior to December 17, 1996. The table for Mid Cap Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE Small/Medium Company Growth Fund does not reflect the maximum PaineWebber PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). The Class Y shares of Mid Cap Fund and the Class P shares of PACE Small/Medium Company Growth Fund are not subject to any sales charges or 12b-1 fees. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

PACE SMALL/MEDIUM COMPANY GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                                                      CLASS P  RUSSELL 2500
(INCEPTION DATE)                                          (8/24/95) GROWTH INDEX
--------------------------------------------------------- --------- ------------
One Year.................................................   78.75%     55.48%
Since Inception..........................................   25.02%     19.95%

MID CAP FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                            CLASS A  CLASS B* CLASS C   CLASS Y  S&P MIDCAP
(INCEPTION DATE)                 (4/7/92) (4/7/92) (7/2/92) (3/17/98) 400 INDEX
-------------------------------- -------- -------- -------- --------- ----------
One Year........................  41.65%   41.96%   46.17%    48.80%    14.72%
Five Years......................  22.60%   22.54%   22.78%      N/A     23.05%
Since Inception.................  17.51%   17.45%   19.06%    26.02%       **

----------------
*  Assumes conversion of Class B shares to Class A shares after six years.
** Average annual total returns for the S&P MidCap 400 Index for the life of each class were as follows: Class A and Class B -- 17.48%; Class C --
     18.62%; and Class Y -- 12.60%.

WHEN WILL THE PROPOSED MERGER OCCUR?

   The Funds expect to merge in February 2001, assuming Mid Cap Fund shareholder approval at the special meeting scheduled to be held on February 1, 2001.

CAN I SELL OR EXCHANGE MY MID CAP FUND SHARES BEFORE THE MERGER?

   If you do not wish to receive shares of PACE Small/Medium Company Growth Fund, you are free to sell or exchange your Mid Cap Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Mid Cap Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

   Your Board of Trustees unanimously recommends a vote "FOR" the merger.

                           PAINEWEBBER MID CAP FUND
             (THE SOLE SERIES OF PAINEWEBBER MANAGED ASSETS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 1, 2001

                               ----------------

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Mid Cap Fund ("Mid Cap Fund"), the sole series of PaineWebber Managed Assets Trust ("Managed Assets Trust"), will be held on February 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-
6028, at [   ], Eastern time, for the following purpose:

    To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Mid Cap Fund into PACE Small/Medium Company Growth Equity Investments ("PACE Small/Medium Company Growth Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Mid Cap Fund will transfer all its assets to PACE Small/Medium Company Growth Fund, which will assume all the stated liabilities of Mid Cap Fund, and PACE Trust will issue to each Mid Cap Fund shareholder the number of full and fractional shares of the applicable class of PACE Small/Medium Company Growth Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Mid Cap Fund.

   Shareholders of record as of the close of business on December 1, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

   Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Managed Assets Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Managed Assets Trust or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Dianne E. O'Donnell
                                          Secretary

December [ ], 2000
51 West 52nd Street
New York, New York 10019-6114

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

    Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

    To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

    You may also call 1-800-597-7836 and vote by telephone.

    If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                         VALID SIGNATURE
   ------------                                         ---------------
   Corporate Accounts
     (1) ABC Corp............................... ABC Corp.
                                                 John Doe, Treasurer
     (2) ABC Corp............................... John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer...... John Doe
     (4) ABC Corp. Profit Sharing Plan.......... John Doe, Trustee

   Partnership Accounts
     (1) The XYZ Partnership.................... Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership... Jane B. Smith, General Partner

   Trust Accounts
     (1) ABC Trust Account...................... Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78.... Jane B. Doe

   Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o
       John B. Smith, Jr.,
       UGMA/UTMA................................ John B. Smith
     (2) Estate of John B. Smith................ John B. Smith, Jr., Executor

                           PAINEWEBBER MID CAP FUND
             (THE SOLE SERIES OF PAINEWEBBER MANAGED ASSETS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
             (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                               ----------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                          DATED: DECEMBER [   ], 2000

                               ----------------

   This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Mid Cap Fund ("Mid Cap Fund"), a series of PaineWebber Managed Assets Trust ("Managed Assets Trust"), a Massachusetts business trust, to be held on February 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New
York, New York, 10019-6028, at [   ], Eastern time (such meeting and any
adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Mid Cap Fund will be asked to consider and approve the following proposal:

    To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Mid Cap Fund into PACE Small/Medium Company Growth Equity Investments ("PACE Small/Medium Company Growth Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Mid Cap Fund will transfer all its assets to PACE Small/Medium Company Growth Fund, which will assume all the stated liabilities of Mid Cap Fund, and PACE Trust will issue to each Mid Cap Fund shareholder the number of full and fractional shares of the applicable class of PACE Small/Medium Company Growth Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Mid Cap Fund.

   A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF MANAGED ASSETS TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF MID CAP FUND AND ITS SHAREHOLDERS. (Mid Cap Fund and PACE Small/Medium Company Growth Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

   Pursuant to the Plan, Mid Cap Fund will transfer all its assets to PACE Small/Medium Company Growth Fund, which will assume all the stated liabilities of Mid Cap Fund, and PACE Trust will issue to each Mid Cap Fund shareholder the number of full and fractional shares of beneficial interest of the applicable class of PACE Small/Medium Company Growth Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Mid Cap Fund (the "Reorganization"). The value of each Mid Cap Fund shareholder's account with PACE Small/Medium Company Growth Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Mid Cap Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Mid Cap Fund will become shareholders of the corresponding class of shares of PACE Small/Medium Company Growth Fund. No sales charges will be assessed on the shares of PACE Small/Medium Company Growth Fund issued in connection with the Reorganization.

   PACE Small/Medium Company Growth Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE Small/Medium Company Growth Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have total market capitalizations of less than $4.0 billion at the time of purchase. The Fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities.

   This Proxy Statement/Prospectus sets forth the information that a Mid Cap Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

   A Statement of Additional Information ("SAI") dated December [   ], 2000,
containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. PACE Small/Medium Company Growth Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Mid Cap Fund is included in its current Prospectus and SAI, each dated December 1, 1999, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Mid Cap Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, are available without charge by writing either Mid Cap Fund or PACE Small/Medium Company Growth Fund at the address shown above, or by calling (800) 647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Assets Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

   AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----
INTRODUCTION.............................................................   1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
 REORGANIZATION AND TERMINATION..........................................   2
SYNOPSIS.................................................................   2
  The Proposed Reorganization............................................   2
  Comparative Fee Table..................................................   3
  Summary Comparison of the Funds........................................   4
COMPARISON OF PRINCIPAL RISK FACTORS.....................................   5
  Primary Difference in the Investment Risks of the Funds................   6
COMPARISON OF THE FUNDS..................................................   6
  Investment Objectives..................................................   6
  Investment Policies....................................................   6
  Operations of PACE Small/Medium Company Growth Fund Following the
   Reorganization........................................................   7
  Performance............................................................   8
  Sales Charges..........................................................   9
  Dividends and Other Distributions......................................  10
  Taxes..................................................................  10
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF PACE
 SMALL/MEDIUM COMPANY GROWTH FUND........................................  10
  Flexible Pricing.......................................................  10
  Buying Shares..........................................................  14
  Selling Shares.........................................................  15
  Exchanging Shares......................................................  16
  Pricing and Valuation..................................................  17
MANAGEMENT...............................................................  17
  Investment Manager and Investment Adviser..............................  17
  Sub-Adviser............................................................  18
  Advisory Fees and Fund Expenses........................................  18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..........................  19
  Reasons for the Reorganization.........................................  19
  Terms of the Reorganization............................................  21
  Description of Securities to be Issued.................................  22
  Temporary Waiver of Investment Restrictions............................  22
  Federal Income Tax Considerations......................................  22
  Required Vote..........................................................  23
ORGANIZATION OF THE FUNDS................................................  23
FINANCIAL HIGHLIGHTS.....................................................  24
CAPITALIZATION...........................................................  25
LEGAL MATTERS............................................................  26
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION............  26
EXPERTS..................................................................  26
OTHER INFORMATION........................................................  26
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
 TERMINATION............................................................. A-1
APPENDIX B: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............. B-1
APPENDIX C: MANAGEMENT'S DISCUSSION OF PACE SMALL/MEDIUM COMPANY GROWTH
 FUND'S PERFORMANCE...................................................... C-1

                                 INTRODUCTION

   This Proxy Statement/Prospectus is being furnished to shareholders of Mid Cap Fund, a series of Managed Assets Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Mid Cap Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Mid Cap Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

   Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

   Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Managed Assets Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

   Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Managed Assets Trust intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December [ ], 2000. Shareholders of record as of the close of business on December 1, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Mid
Cap Fund had [   ] shares issued and outstanding, consisting of [   ] Class A
shares, [   ] Class B shares, [   ] Class C shares, and [   ] Class Y shares.
Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. [Except as set forth in Appendix B,] as of the Record Date, Mitchell Hutchins, the investment adviser or the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. [As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.]

   Managed Assets Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Managed Assets Trust expects to solicit proxies by mail, telephone and via the internet. Managed Assets Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $25,600 for proxy solicitation services. Managed Assets Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

  PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
                               AND TERMINATION.

                                   SYNOPSIS

   The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Managed Assets Trust's Board believes that the proposed Reorganization will benefit Mid Cap Fund's shareholders.

THE PROPOSED REORGANIZATION

   The Boards of PACE Trust and Managed Asset Trust, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE Small/Medium Company Growth Fund of all of Mid Cap Fund's assets in exchange for PACE Small/Medium Company Growth Fund shares and the assumption by PACE Small/Medium Company Growth Fund of all of Mid Cap Fund's stated liabilities. Mid Cap Fund will then distribute the PACE Small/Medium Company Growth Fund shares to Mid Cap Fund's shareholders, by class, so that each Mid Cap Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Small/Medium Company Growth Fund equal in aggregate value to the aggregate value of the shares of Mid Cap Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 16, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Mid Cap Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

   Managed Assets Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Mid Cap Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Mid Cap Fund prior to the Closing Date. See "Additional Information About the Reorganization--Federal Income Tax Considerations," below.

   For the reasons set forth below under "Additional Information About the Reorganization--Reasons for the Reorganization," the Board of Managed Assets Trust has determined that the Reorganization is in the best interests of Mid Cap Fund and that the interests of existing Mid Cap Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, MANAGED ASSETS TRUST'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE TRANSACTION.

COMPARATIVE FEE TABLE

   The table below describes the fees and expenses that you would pay if you buy and hold Mid Cap Fund shares or PACE Small/Medium Company Growth Fund shares before the Reorganization and PACE Small/Medium Company Growth Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE Small/Medium Company Growth Fund and for the fiscal year ended August 31, 2000 for Mid Cap Fund. The pro forma information reflects the anticipated effects of the Reorganization.

                                                                               COMBINED PACE
                                                     PACE SMALL/MEDIUM     SMALL/MEDIUM COMPANY
                               MID CAP FUND         COMPANY GROWTH FUND    GROWTH FUND PRO FORMA
                          ----------------------- ----------------------- -----------------------
                          CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS
                            A     B     C     Y     A     B     C     Y     A     B     C     Y
                          ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
SHAREHOLDER TRANSACTION
 EXPENSES (fees paid
 directly from your
 investment)
Maximum Sales Charge
 (load) Imposed on
 Purchases (as a
 percentage of offering
 price).................   4.5%  None  None  None  4.5%  None  None  None  4.5%  None  None  None
Maximum Deferred Sales
 Charge (load) (as a
 percentage of original
 purchase price or
 redemption proceeds,
 whichever is less).....   None    5%    1%  None  None    5%    1%  None  None    5%    1%  None
Exchange Fee............   None  None  None  None  None  None  None  None  None  None  None  None
ANNUAL FUND OPERATING
 EXPENSES (fees that are
 deducted from fund
 assets)
Management Fees*........  1.00% 1.00% 1.00% 1.00% 0.80% 0.80% 0.80% 0.80% 0.80% 0.80% 0.80% 0.80%

Distribution and/or
 Service (12b-1) Fees...  0.25% 1.00% 1.00%  None 0.25% 1.00% 1.00%  None 0.25% 1.00% 1.00%  None

Other Expenses**........  0.25% 0.29% 0.26% 0.24% 0.16% 0.18% 0.17% 0.15% 0.16% 0.18% 0.17% 0.15%
                          ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Total Annual Fund
 Operating Expenses.....  1.50% 2.29% 2.26% 1.24% 1.21% 1.98% 1.97% 0.95% 1.21% 1.98% 1.97% 0.95%
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====

* For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

** "Other Expenses" for PACE Small/Medium Company Growth Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class.

   The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

   The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
MID CAP FUND
Class A.......................................   $596  $  903  $1,232   $2,160
Class B (assuming sale of all shares at end of
 period)......................................    732   1,015   1,425    2,246
Class B (assuming no sale of shares)..........    232     715   1,225    2,246
Class C (assuming sale of all shares at end of
 period)......................................    329     706   1,210    2,595
Class C (assuming no sale of shares)..........    229     706   1,210    2,595
Class Y.......................................    126     393     681    1,500
PACE SMALL/MEDIUM COMPANY GROWTH FUND
Class A.......................................   $568  $  817  $1,085   $1,850
Class B (assuming sale of all shares at end of
 period)......................................    701     921   1,268    1,925
Class B (assuming no sale of shares)..........    201     621   1,068    1,925
Class C (assuming sale of all shares at end of
 period)......................................    300     618   1,062    2,296
Class C (assuming no sale of shares)..........    200     618   1,062    2,296
Class Y.......................................     97     303     525    1,166
PRO FORMA PACE SMALL/MEDIUM COMPANY GROWTH
 FUND
Class A.......................................   $568  $  817  $1,085   $1,850
Class B (assuming sale of all shares at end of
 period)......................................    701     921   1,268    1,925
Class B (assuming no sale of shares)..........    201     621   1,068    1,925
Class C (assuming sale of all shares at end of
 period)......................................    300     618   1,062    2,296
Class C (assuming no sale of shares)..........    200     618   1,062    2,296
Class Y.......................................     97     303     525    1,166

SUMMARY COMPARISON OF THE FUNDS

Investment Objectives and Policies

   Mid Cap Fund and PACE Small/Medium Company Growth Fund have similar investment objectives, policies and overall risk characteristics in that both Funds seek capital appreciation and invest primarily in stocks of companies with limited market capitalizations. PACE Small/Medium Company Growth Fund invests primarily in equity securities of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have total market capitalizations of less than $4.0 billion at the time of purchase. PACE Small/Medium Company Growth Fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. Mid Cap Fund invests primarily in equity securities of medium capitalization ("mid cap") companies that are believed to have substantial potential for capital growth. Mid Cap Fund considers companies with market capitalizations of between $750 million and $8.0 billion at the time of purchase to be mid cap. Mid Cap Fund also may invest, to a lesser extent, in stocks of larger and smaller companies and in bonds and money market instruments.

Investment Advisory Services

   Mitchell Hutchins has served as investment manager and administrator for PACE Small/Medium Company Growth Fund since its inception in August 1995. As investment manager for the Fund, Mitchell Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell

Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of those sub-advisers thereafter. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's current sub-adviser --
 Delaware Management Company -- has managed the Fund's investment portfolio since December 17, 1996. Prior to that date, a different sub-adviser managed the Fund's assets.

   Mitchell Hutchins has served as the investment manager or investment adviser and as administrator for Mid Cap Fund since its inception in April 1992. On October 10, 2000, the Fund's current sub-adviser -- Delaware Management Company -- assumed responsibility for managing the assets of the Fund. From May 1, 1998 to October 10, 2000, Mitchell Hutchins managed the Fund's assets, and prior to May 1, 1998, a different sub-adviser managed the Fund's assets.

Purchase and Redemption Procedures

   Funds in the PaineWebber Flexible PricingSM System generally offer Class A, Class B, Class C and Class Y shares. PACE Small/Medium Company Growth Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE Small/Medium Company Growth Fund's Class A, Class B, Class C and Class Y shares are the same as those currently in effect for the corresponding classes of shares of Mid Cap Fund. You may exchange Class A, Class B or Class C shares of PACE Small/Medium Company Growth Fund for shares of the same class of most other PACE funds. Exchanges between PaineWebber funds and PACE funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                     COMPARISON OF PRINCIPAL RISK FACTORS

   Both Funds are subject to very similar risk factors associated with their investments in equities. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

   Equity Risk -- The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund may lose a substantial part, or even all, of the value of its investment in a company's stock.

   Limited Capitalization Risk -- Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small cap companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger companies or the market averages in general. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

   Derivatives Risk -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCE IN THE INVESTMENT RISKS OF THE FUNDS

   Foreign Investing Risk -- Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Mid Cap Fund may invest a larger portion of its total assets (35%) in these securities than PACE Small/Medium Company Growth Fund (5%) and is more exposed to foreign investing risk to the extent it does so.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

   The Funds have similar investment objectives. PACE Small/Medium Company Growth Fund's investment objective is capital appreciation. Mid Cap Fund's investment objective is long-term capital appreciation.

INVESTMENT POLICIES

   The Funds have similar investment policies in that each Fund invests in stocks of companies with limited market capitalizations. PACE Small/Medium Company Growth Fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have total market capitalizations of less than $4.0 billion at the time of purchase. Dividend income is an incidental consideration in the selection of investments for the Fund. PACE Small/Medium Company Growth Fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks.

   Mid Cap Fund invests primarily in common stocks of medium capitalization companies ("mid cap") that are believed to have substantial potential for capital growth. Mid Cap Fund considers companies with market capitalizations of between $750 million and $8.0 billion to be mid cap. Mid Cap Fund also may invest, to a lesser extent, in stocks of larger or smaller companies and in bonds and money market instruments.

   In deciding which stocks to buy for each Fund, Delaware Management Company follows a "bottom-up" fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for each Fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

   Securities of Foreign Issuers. Both Funds may invest in U.S. dollar-denominated securities of foreign companies. PACE Small/Medium Company Growth Fund must limit these investments to 5% of its total assets, while Mid Cap Fund may invest up to 35% of its total assets in these securities.

   Debt Securities. Each Fund may invest up to 35% of its total assets in U.S. government bonds and investment grade corporate bonds.

   Derivatives. The Funds have very similar policies with respect to the use of options, futures, and other derivatives. Each Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

   Temporary Defensive Positions; Cash Reserves. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments.

In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE Small/Medium Company Growth Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE Small/Medium Company Growth Fund may take a defensive position that is different from its normal investment strategy.

   Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

   Other Investment Policies. Each Fund may invest up to 15% of its net assets in illiquid securities. Both Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow money from banks or through reverse repurchase agreements, but not in excess of 10% of its total assets. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding.

   Portfolio Turnover. Each Fund may engage in frequent trading to achieve its investment objective. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for Mid Cap Fund for the last two fiscal years ended August 31, 2000 and 1999, were 71% and 79%, respectively, while the portfolio turnover rates for PACE Small/Medium Company Growth Fund's last two fiscal years ended July 31, 2000 and 1999, were 81% and 102%, respectively.

   Mid Cap Fund changed its investment management arrangements on October 10, 2000 when Delaware Management Company assumed responsibility for managing its investment portfolio. Delaware Management Company has realigned the Fund's portfolio to reflect its proprietary investment strategies. As a result, during the period immediately following October 10, 2000, the Fund experienced higher portfolio turnover than normal, which may result in higher overall portfolio turnover for the current fiscal year.

OPERATIONS OF PACE SMALL/MEDIUM COMPANY GROWTH FUND FOLLOWING THE
REORGANIZATION

   It is not expected that PACE Small/Medium Company Growth Fund will revise any of its policies following the Reorganization to reflect those of Mid Cap Fund. Delaware Management Company reviewed Mid Cap Fund's current portfolio and determined that Mid Cap Fund's holdings generally are compatible with PACE Small/Medium Company Growth Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Mid Cap Fund's assets could be transferred to and held by PACE Small/Medium Company Growth Fund.

   It is expected, however, that some of Mid Cap Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if Mid Cap Fund's shareholders approve the Reorganization, the Fund's holdings that are not compatible with PACE Small/Medium Company Growth Fund's holdings will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of PACE Small/Medium Company Growth Fund. The portion of Mid Cap Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-adviser's continuing assessment of the compatibility of Mid Cap Fund's holdings with PACE Small/Medium Company Growth Fund's portfolio composition and its investment objective and policies at the approximate time of the Reorganization.

The need for Mid Cap Fund to dispose of investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PERFORMANCE

   The following bar chart and table provide information about the performance of PACE Small/Medium Company Growth Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

   The bar chart shows how PACE Small/Medium Company Growth Fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE Small/Medium Company Growth Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

   The first table that follows the bar chart shows the average annual total returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table also does not reflect the maximum annual
PACE SM Select Advisors Program fee applicable only to Class P shares.

   The second table that follows the bar chart shows the average annual total returns over several time periods for Mid Cap Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE Small/Medium Company Growth Fund.

   The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not reflect the deduction of any fees or expenses. The two Funds have historically used different indices -- the Standard & Poor's 400 MidCap Index for Mid Cap Fund and the Russell 2500 Growth Index for PACE Small/Medium Company Growth Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

   Each Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true because, during the periods shown, Mitchell Hutchins or a different sub-adviser managed the assets of Mid Cap Fund and, prior to December 17, 1996, a different sub-adviser managed the assets of PACE Small/Medium Company Growth Fund.

   PACE SMALL/MEDIUM COMPANY GROWTH FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                                    [GRAPH]

                                 1996    7.36%
                                 1997   21.73%
                                 1998   14.86%
                                 1999   78.75%

Total return January 1 to September 30, 2000 -- 20.94%

Best quarter during years shown: 4th quarter, 1999 -- 38.15%
Worst quarter during years shown: 3rd quarter, 1998 -- (15.44)%

PACE SMALL/MEDIUM COMPANY GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

    CLASS                                     CLASS P  RUSSELL 2500   S&P 400
  (8/24/95)                                  (8/24/95) GROWTH INDEX MIDCAP INDEX
  ------------------------------------------ --------- ------------ ------------
One Year....................................   78.75%     55.48%       14.72%
Since Inception.............................   25.02%     19.95%       20.43%

MID CAP FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

   CLASS         CLASS A  CLASS B* CLASS C   CLASS Y    S&P 400    RUSSELL 2500
  (4/7/92)       (4/7/92) (4/7/92) (7/2/92) (3/17/98) MIDCAP INDEX GROWTH INDEX
  -------------- -------- -------- -------- --------- ------------ ------------
One Year........  41.65%   41.96%   46.17%    48.80%     14.72%       55.48%
Five Years......  22.60%   22.54%   22.78%      N/A      23.05%       23.10%
Since
 Inception......  17.51%   17.45%   19.06%    26.02%        **           **

----------------
*  Assumes conversion of Class B shares to Class A shares after six years.
** Average annual total returns for the S&P MidCap 400 Index and the Russell
   2500 Growth Index for the life of each class were as follows: Class A and Class B -- 17.48% and 16.82%; Class C -- 18.62% and 19.12%; and Class Y --
    12.60% and 23.28%, respectively.

SALES CHARGES

   No sales charges apply when Mid Cap Fund shareholders receive shares of PACE Small/Medium Company Growth Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

   Both Funds normally declare and pay dividends and distribute substantially all of their gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE Small/Medium Company Growth Fund, Class P shares) would have the highest dividends.

   As a shareholder of PACE Small/Medium Company Growth Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Mid Cap Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

   On or before the Closing Date, Mid Cap Fund will distribute substantially all of its undistributed net investment income, net capital gain, and net short-term capital gain, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

   The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

   When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

   Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you how you should treat its dividends for tax purposes.

               FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
                SHARES OF PACE SMALL/MEDIUM COMPANY GROWTH FUND

FLEXIBLE PRICING

   PACE Small/Medium Company Growth Fund offers four new classes of shares -- Class A, Class B, Class C and Class Y -- established prior to the
Reorganization. The four new classes of shares of PACE Small/Medium Company Growth Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially similar to the corresponding classes of shares and related procedures of Mid Cap Fund. Prior to November 27, 2000, the PACE Small/Medium Company Growth Fund offered only Class P shares, which are available only to participants in the PaineWebber PACE SM Select Advisors Program.

   No sales charges apply when Mid Cap Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE Small/Medium Company Growth Fund as part of the Reorganization. PACE Small/Medium Company Growth Fund is expected to offer its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

   PACE Small/Medium Company Growth Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially similar to the terms of the corresponding plans now in place for Mid Cap Fund's Class A, Class B and Class C shares.

Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

   Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

   The Class A sales charges for both Funds are described in the following table.

CLASS A SALES CHARGES

                         SALES CHARGE AS A PERCENTAGE OF:                REALLOWANCE TO
                                                NET AMOUNT            SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE          INVESTED         PERCENTAGE OF OFFERING PRICE
--------------------     ----------------    -----------------    ----------------------------
Less than $50,000.......               4.50%                4.71%             4.25%
$50,000 to $99,999......               4.00                 4.17              3.75
$100,000 to $249,999....               3.50                 3.63              3.25
$250,000 to $499,999....               2.50                 2.56              2.25
$500,000 to $999,999....               1.75                 1.78              1.50
$1,000,000 and over
 (1)....................               None                 None              1.00(2)

----------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares purchased through the reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.
(2) Mitchell Hutchins pays 1% to the dealer.
* For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

   You may also qualify for a lower sales charge if you combine your purchases with those of:

    .  your spouse, parents or children under age 21;

    .  your Individual Retirement Accounts (IRAs);

    .  certain employee benefit plans, including 401(k) plans;

    .  a company that you control;

    .  a trust that you created;

    . Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

    .  accounts with the same adviser.

   You may qualify for a complete waiver of the sales charge if you:

    . Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    . Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

    . you were the Financial Advisor's client at the competing brokerage firm;

    . within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    . you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    . Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    . Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    . Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.

CLASS B SHARES

   Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares. Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

   If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                 PERCENTAGE BY WHICH THE SHARES'
   IF YOU SELL SHARES WITHIN:                    NET ASSET VALUE IS MULTIPLIED:
   --------------------------                    -------------------------------
   1st year since purchase......................                5%
   2nd year since purchase......................                4
   3rd year since purchase......................                3
   4th year since purchase......................                2
   5th year since purchase......................                2
   6th year since purchase......................                1
   7th year since purchase......................              None

   We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE Small/Medium Company Growth Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Mid Cap Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Mid Cap Fund.

   To minimize your deferred sales charge, we will assume that you are selling:

    .  First, Class B shares representing reinvested dividends, and

    .  Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

    .  You participate in the Systematic Withdrawal Plan;

    . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

    .  You receive a tax-free return of an excess IRA contribution;

    . You receive a tax-qualified retirement plan distribution following retirement;

    . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

    . The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

   Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

   Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

   Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares purchased through the reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE Small/Medium Company Growth Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Mid Cap Fund and any other PaineWebber fund whose shares you exchanged for shares of Mid Cap Fund.

   You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

   If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

   Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

    .  Buy shares through PaineWebber's PACESM Multi Advisor Program;

    .  Buy $10 million or more of PaineWebber fund shares at any one time;

    . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

    . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

    . Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

   The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

   Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are lower than the ongoing expenses of Class A, Class B or Class C shares.

BUYING SHARES

   If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   You do not have to complete an application when you make additional investments in the Fund.

   The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

   To open an account.................................................... $1,000
   To add to an account.................................................. $  100

   The Fund may waive or reduce these amounts for:

    .  Employees of PaineWebber or its affiliates; or

    . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

Frequent Trading. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations-- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

   You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

   If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

   If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

   If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

    .  Your name and address;

    .  The Fund's name;

    .  The Fund account number;

    .  The dollar amount or number of shares you want to sell; and

    . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

   Mail the letter to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

   It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

   You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of the other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.) You may not exchange Class Y shares.

   You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

   You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

   You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

    .  Your name and address;

    . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

    .  Your account number;

    . How much you are exchanging (by dollar amount or by number of shares to be sold); and

    . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

   Mail the letter to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

   The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

   Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

   You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

   The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

                                  MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

   Mitchell Hutchins is the manager and administrator of both Funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On September 30, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.9 billion.

   As investment manager for PACE Small/Medium Company Growth Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments and monitors and reviews the performance of those sub-advisers. PACE Trust has received an exemptive order from the SEC to permit Mitchell Hutchins (subject to Board approval) to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the sub-advisers without obtaining shareholder approval.

   As investment manager for Mid Cap Fund, Mitchell Hutchins recommends sub-advisers to the Board of Managed Assets Trust and monitors and reviews the performance of those sub-advisers. Since October 10, 2000, Mitchell Hutchins and the sub-adviser have provided investment management services to the Fund under interim contracts approved by the Board of Managed Assets Trust. Prior to October 10, 2000, Mitchell Hutchins or a different sub-adviser managed Mid Cap Fund's assets.

SUB-ADVISER

   Delaware Management Company serves as the sub-adviser for each Fund. Delaware Management Company is located at One Commerce Square, Philadelphia, Pennsylvania 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938. As of September 30, 2000, Delaware Management Company and its affiliates had over $80 billion in assets under management.

   Gerald S. Frey, a vice president of Delaware Management Company, is primarily responsible for the day-to-day management of each Fund. He has held his responsibilities for PACE Small/Medium Company Growth Fund since December 1996 and for Mid Cap Fund since October 10, 2000. Prior to joining the group of companies of which Delaware Management Company is a part in 1996, Mr. Frey was a senior director with Morgan Grenfell Capital Management, Incorporated in New York. He has 18 years of experience in the money management business.

   In making investment decisions for each Fund, Mr. Frey regularly consults with other members of the Delaware Management Company team: John A. Heffern, Marshall T. Bassett, Jeffrey Hynoski, Steven Lampe, Lori F. Wachs and Frank Houghton.

   Mr. Heffern joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was a senior vice president, equity research at NatWest Security Corporation's Specialty Financial Services unit. Prior to that, he was a principal and senior regional bank analyst at Alex. Brown & Sons.

   Mr. Bassett joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was employed by Morgan Stanley Asset Management's Emerging Growth Group, most recently as a vice president, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company.

   Mr. Hynoski joined Delaware Management Company in 1998 and serves as a vice president. Previously, he held the position of vice president with Bessemer Trust since 1993. Prior to that, he served as an analyst for Lord Abbett and Cowen Asset Management.

   Mr. Lampe joined Delaware Management Company in 1995 and serves as a vice president. Prior to that, he held a manager position with Price Waterhouse servicing the financial services industry.

   Ms. Wachs joined Delaware Management Company in 1992 and serves as an assistant vice president. Previously, she was an equity analyst at Goldman Sachs & Company for two years.

   Mr. Houghton joined Delaware Management Company in March 2000 and serves as a vice president and portfolio manager. Previously, he was a vice president and portfolio manager with Lynch & Mayer, a Delaware Management Company affiliate, since 1990.

ADVISORY FEES AND FUND EXPENSES

   PACE Small/Medium Company Growth Fund pays fees to Mitchell Hutchins for management and administration services at the combined annual contract rate of 0.80% of average daily net assets. This combined fee includes an annual contract rate of 0.60% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. During the fiscal year ended July 31, 2000, PACE Small/Medium Company Growth Fund paid Mitchell Hutchins at the slightly lower effective rate of 0.79% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee.

   Mid Cap Fund pays fees to Mitchell Hutchins for management and administration services at the annual contract rate of 1.00% of the Fund's average daily net assets. During the fiscal year ended August 31, 2000, Mid Cap Fund paid Mitchell Hutchins at the slightly lower effective rate of 0.99% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee.

   Mitchell Hutchins anticipates that shareholders of each class of shares of Mid Cap Fund who will become shareholders of the corresponding class of shares of PACE Small/Medium Company Growth Fund will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Mid Cap Fund due to economies of scale and the lower management fee paid by PACE Small/Medium Company Growth Fund to Mitchell Hutchins.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

   Managed Assets Trust's Board approved the proposed Reorganization of Mid Cap Fund into PACE Small/Medium Company Growth Fund at a meeting held on October 6, 2000. For the reasons described more fully below, the Board and Mitchell Hutchins believe that Mid Cap Fund's shareholders will benefit from the merger with PACE Small/Medium Company Growth Fund because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer significantly overlapping investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds.

   At the meeting of Managed Asset Trust's Board on October 6, 2000 and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Mid Cap Fund, would be served by continuing to operate the funds under their current arrangements. For Mid Cap Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund.

   Mitchell Hutchins noted that PACE Small/Medium Company Growth Fund has a similar investment objective and, like Mid Cap Fund, invests primarily in companies with limited market capitalizations. Mitchell Hutchins noted, however, that PACE Small/Medium Company Growth Fund invests primarily in companies with market capitalizations of less than $4.0 billion, while Mid Cap Fund invests primarily in stocks of companies with market capitalizations between $750 million and $8.0 billion. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

   Mitchell Hutchins stated its belief that the reorganization of Mid Cap Fund into PACE Small/Medium Company Growth Fund would likely benefit Mid Cap Fund's shareholders because the larger asset base of the combined Fund could give the combined Fund greater opportunities to diversify investments and realize greater economies of scale. Mitchell Hutchins noted that the investment management and administration fee currently paid by PACE Small/Medium Company Growth Fund is less than that currently paid by Mid Cap Fund. Mitchell Hutchins also informed the Board that it anticipated that current shareholders of each class of shares of Mid Cap Fund who will become shareholders of the combined Fund if the Reorganization is approved will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Mid Cap Fund due to economies of scale and the lower management fee payable to Mitchell Hutchins. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

   Mitchell Hutchins then proposed immediate changes in the investment management arrangements for Mid Cap Fund. Mitchell Hutchins advised the Board of Managed Assets Trust of its belief that the proposed investment management changes represented its judgment of the best management structure for the Fund and believed that the changes would be more likely to help Mid Cap Fund achieve its investment objective. Mitchell Hutchins noted its experience in selecting and monitoring unaffiliated sub-advisers, particularly with respect to the various different series of PACE Trust, all but one of which are managed by sub-advisers. Mitchell Hutchins recommended to the Board of Managed Assets Trust that the same sub-adviser that now manages the assets of PACE Small/Medium Company Growth Fund -- Delaware Management Company -- be retained on an interim basis to manage the assets of Mid Cap Fund. After consideration of all the information presented by Mitchell Hutchins, inquiries into the ability and resources of the proposed sub-adviser to provide appropriate investment management services and interviews with personnel of Delaware Management Company, Managed Assets Trust's Board determined to implement the new investment management arrangements effective October 10, 2000.

   To implement the new investment management arrangements for Mid Cap Fund, the Board of Managed Assets Trust, effective October 10, 2000, terminated the existing investment advisory and administration contract between the Fund and Mitchell Hutchins and approved a new interim contract with Mitchell Hutchins and an interim sub-advisory contract between Mitchell Hutchins and Delaware Management Company. Under the Interim Investment Management and Administration Contract ("Interim Management Contract"), Mitchell Hutchins serves as investment manager for Mid Cap Fund and provides portfolio management oversight as opposed to direct management of the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers thereafter. The Interim Management Contract and interim sub-advisory contract will terminate on the earlier of 150 days from their effective date or the Closing Date of the Reorganization.

   Mitchell Hutchins then reminded the Board that, once the new investment management arrangements were in place, Mid Cap Fund and PACE Small/Medium Company Growth Fund would be managed in a similar manner, except for the overlapping but different market capitalization limitations on the companies in which each Fund primarily invests. Mid Cap Fund may (but is not required to) purchase securities of companies with market capitalizations above $8.0 billion or below $750 million. Except for the different market capitalization requirements for each Fund's primary investments, the selection criteria for each Fund's investments would be similar. Mitchell Hutchins also stated that the two Funds are likely to appeal to the same investors because of their focus on stocks of companies with relatively limited market capitalizations. Mitchell Hutchins noted its belief that operating two funds that offer significantly overlapping investments and similar management would result in higher expenses and less efficient operations than operating a single fund that combines the assets of the two original funds. Mitchell Hutchins also stated its belief that it would not be desirable from a marketing or administrative perspective to maintain and distribute shares for two similar funds. Mitchell Hutchins noted, moreover, that PACE Small/Medium Company Growth Fund has the additional flexibility to change its sub-adviser or add additional sub-advisers when Mitchell Hutchins and the Board of PACE Trust decide, without the cost or delay of needing first to obtain approval by a vote of the shareholders of PACE Small/Medium Company Growth Fund.

   Finally, Mitchell Hutchins reviewed with the Board of Managed Assets Trust the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Mid Cap Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE Small/Medium Company Growth Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Managed Assets Trust that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Mid Cap Fund would include the holding period for the shares of Mid Cap Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Mid Cap Fund.

   As part of its considerations, the Board of Managed Assets Trust examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE Small/Medium Company Growth Fund and that expense ratio relative to Mid Cap Fund's current expense ratio;
(4) that Mitchell Hutchins would bear the costs of the Reorganization; (5) the compatibility of the Funds' portfolio holdings and the effect on Mid Cap Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Mid Cap Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins and Delaware Management Company; and (10) the terms of the proposed Plan.

   On the basis of the information provided to it and its evaluation of that information, the Board of Managed Assets Trust, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Mid Cap Fund and that the interests of existing Mid Cap Fund shareholders would not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF MANAGED ASSETS TRUST UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF MID CAP FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

   The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to this Proxy Statement/Prospectus.

   The Plan contemplates (1) PACE Small/Medium Company Growth Fund's acquiring on the Closing Date all the assets of Mid Cap Fund in exchange solely for PACE Small/Medium Company Growth Fund shares and PACE Small/Medium Company Growth Fund's assumption of all of Mid Cap Fund's stated liabilities and (2) the distribution of those shares to Mid Cap Fund shareholders. Mid Cap Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE Small/Medium Company Growth Fund will assume from Mid Cap Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Mid Cap Fund's most recent annual audited financial statements, or incurred by Mid Cap Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"); provided, however, that Mid Cap Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. PACE Small/Medium Company Growth Fund will deliver its shares to Mid Cap Fund, which then will be distributed to Mid Cap Fund's shareholders.

   The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE Small/Medium Company Growth Fund and the NAV of a PACE Small/Medium Company Growth Fund share will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE Small/Medium Company Growth Fund's then-current Prospectus and SAI. These procedures are very similar to those used by Mid Cap Fund and described in its Prospectus and SAI. Mid Cap Fund's net asset value will be the value of its Assets to be acquired by PACE Small/Medium Company Growth Fund, less the amount of Mid Cap Fund's Liabilities, as of the Valuation Time.

   On, or as soon as practicable after, the Closing Date, Mid Cap Fund will distribute to its shareholders of record as of the Effective Time the PACE Small/Medium Company Growth Fund shares it receives, by class, so that each Mid Cap Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Small/Medium Company Growth Fund equal in aggregate NAV to the shareholder's shares in Mid Cap Fund. That distribution will be accomplished by opening accounts on the books of PACE Small/Medium Company Growth Fund in the names of Mid Cap Fund's shareholders and crediting those accounts with PACE Small/Medium Company Growth Fund shares equal in aggregate NAV to the shareholders' shares in Mid Cap Fund. Fractional shares of PACE Small/Medium Company Growth Fund will be rounded to the third decimal place.

   Immediately after the Reorganization, each former shareholder of Mid Cap Fund will own shares of the class of PACE Small/Medium Company Growth Fund equal in aggregate NAV to the aggregate NAV of that shareholder's shares of the corresponding class of Mid Cap Fund immediately prior to the Reorganization. The NAV per share of PACE Small/Medium Company Growth Fund will not change as a result of the Reorganization.

Thus, the Reorganization will not result in a dilution of the interest of any shareholder in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Mid Cap Fund will be terminated after the Reorganization.

   The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Mid Cap Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Mid Cap Fund will continue to operate as a series of Managed Assets Trust, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

   PACE Small/Medium Company Growth Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE Small/Medium Company Growth Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and distributions shall appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

   Certain fundamental investment restrictions of Mid Cap Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

   The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. Managed Assets Trust and PACE Trust each will receive an opinion of Kirkpatrick & Lockhart LLP, counsel to Managed Assets Trust and tax counsel to PACE Trust, substantially to the following effect:

     (1) PACE Small/Medium Company Growth Fund's acquisition of the Assets in exchange solely for PACE Small/Medium Company Growth Fund shares and PACE Small/Medium Company Growth Fund's assumption of the Liabilities, followed by Mid Cap Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Mid Cap Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Mid Cap Fund will recognize no gain or loss on its transfer of the Assets to PACE Small/Medium Company Growth Fund in exchange solely for PACE Small/Medium Company Growth Fund shares and PACE Small/Medium Company Growth Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Mid Cap Fund's shareholders in constructive exchange for their Mid Cap Fund shares;

     (3) PACE Small/Medium Company Growth Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for PACE Small/Medium Company Growth Fund shares and its assumption of the Liabilities;

     (4) PACE Small/Medium Company Growth Fund's basis for the Assets will be the same as Mid Cap Fund's basis therefor immediately before the Reorganization, and PACE Small/Medium Company Growth Fund's holding period for the Assets will include Mid Cap Fund's holding period therefor;

     (5) A Mid Cap Fund shareholder will recognize no gain or loss on the constructive exchange of all its Mid Cap Fund shares solely for PACE Small/Medium Company Growth Fund shares pursuant to the Reorganization; and

     (6) A Mid Cap Fund shareholder's aggregate basis for the PACE Small/Medium Company Growth Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Mid Cap Fund shares to be constructively surrendered in exchange for those PACE Small/Medium Company Growth Fund shares, and its holding period for those PACE Small/Medium Company Growth Fund shares will include its holding period for those Mid Cap Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

   The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   Utilization by PACE Small/Medium Company Growth Fund after the
Reorganization of any pre-Reorganization capital losses realized by Mid Cap Fund could be subject to limitation in future years under the Code.

   You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

   The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Mid Cap Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               ----------------

                           ORGANIZATION OF THE FUNDS

   PACE Small/Medium Company Growth Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was formed as a Delaware business trust on September 9, 1994 (originally under the name "Managed Accounts Services Portfolio Trust") and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

   Mid Cap Fund commenced operations on April 7, 1992 as a diversified series of Managed Assets Trust, a Massachusetts business trust registered under the 1940 Act as an open-end management investment company. The operations of Managed Assets Trust, as a Massachusetts business trust, are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                             FINANCIAL HIGHLIGHTS

   The following financial highlights table is intended to help you understand PACE Small/Medium Company Growth Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE Small/Medium Company Growth Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.

FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                            PACE SMALL/MEDIUM COMPANY GROWTH EQUITY
                                          INVESTMENTS
                          ----------------------------------------------------
                                                                      FOR THE
                                                                       PERIOD
                             FOR THE YEARS ENDED JULY 31,              ENDED
                          -----------------------------------------   JULY 31,
                            2000       1999       1998      1997#      1996+
                          --------   --------   --------   --------   --------
Net asset value,
 beginning of period....  $  20.62   $  15.80   $  14.44   $  11.20   $ 12.00
Net investment loss.....     (0.19)     (0.08)     (0.03)     (0.02)    (0.00)**
Net realized and
 unrealized gains
 (losses) from
 investments............     12.58       5.28       2.03       3.26     (0.78)
                          --------   --------   --------   --------   -------
Net increase (decrease)
 from investment
 operations.............     12.39       5.20       2.00       3.24     (0.78)
                          --------   --------   --------   --------   -------
Dividends from net
 investment income......       --         --         --         --      (0.02)
Distributions from net
 realized gains from
 investments............     (2.74)     (0.38)     (0.64)       --        --
                          --------   --------   --------   --------   -------
Total dividends and
 distributions..........     (2.74)     (0.38)     (0.64)       --      (0.02)
                          --------   --------   --------   --------   -------
Net asset value, end of
 period.................  $  30.27   $  20.62   $  15.80   $  14.44   $ 11.20
                          ========   ========   ========   ========   =======
Total investment return
 (1)....................     62.30%     33.62%     14.44%     28.93%    (6.55)%
                          ========   ========   ========   ========   =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $319,571   $265,405   $198,855   $125,609   $63,364
Expenses to average net
 assets, net of fee
 waivers and expense
 reimbursements.........      0.95%      1.00%      1.00%      1.00%     1.00%*
Expenses to average net
 assets, before fee
 waivers and expense
 reimbursements.........      0.96%      1.01%      1.03%      1.08%     1.27%*
Net investment loss to
 average net assets, net
 of fee waivers and
 expense
 reimbursements.........     (0.64)%    (0.48)%    (0.20)%    (0.21)%   (0.14)%*
Net investment loss to
 average net assets,
 before fee waivers and
 expense
 reimbursements.........     (0.65)%    (0.49)%    (0.23)%    (0.29)%   (0.41)%*
Portfolio turnover......        81%       102%       131%       247%      115%

----------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*  Annualized.
** Amount is less than ($0.005) per share.
# Sub-investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not be annualized.

                                 CAPITALIZATION

   The following table shows the capitalization of each of Mid Cap Fund and PACE Small/Medium Company Growth Fund as of July 31, 2000, and the pro forma capitalization as of the same date, giving effect to the Reorganization:

                                                            PRO FORMA CLASS A
                           MID CAP     PACE SMALL/MEDIUM      COMBINED PACE
                         FUND: CLASS  COMPANY GROWTH FUND: SMALL/MEDIUM COMPANY
                              A             CLASS A            GROWTH FUND
                         ------------ -------------------- --------------------
Net Assets.............. $158,798,662     $        0           $158,798,662
Shares Outstanding......   10,928,476              0              5,245,537
Net Asset Value Per
 Share.................. $      14.53     $        0           $      30.27
                                                            PRO FORMA CLASS B
                           MID CAP     PACE SMALL/MEDIUM      COMBINED PACE
                         FUND: CLASS  COMPANY GROWTH FUND: SMALL/MEDIUM COMPANY
                              B             CLASS B            GROWTH FUND
                         ------------ -------------------- --------------------
Net Assets.............. $ 31,207,342     $        0           $ 31,207,342
Shares Outstanding......    2,180,607              0              1,030,860
Net Asset Value Per
 Share.................. $      14.31     $        0           $      30.27
                                                            PRO FORMA CLASS C
                           MID CAP     PACE SMALL/MEDIUM      COMBINED PACE
                         FUND: CLASS  COMPANY GROWTH FUND: SMALL/MEDIUM COMPANY
                              C             CLASS C            GROWTH FUND
                         ------------ -------------------- --------------------
Net Assets.............. $ 23,677,770     $        0           $ 23,677,770
Shares Outstanding......    1,844,318              0                782,139
Net Asset Value Per
 Share.................. $      12.84     $        0           $      30.27
                                                            PRO FORMA CLASS Y
                           MID CAP     PACE SMALL/MEDIUM      COMBINED PACE
                         FUND: CLASS  COMPANY GROWTH FUND: SMALL/MEDIUM COMPANY
                              Y             CLASS Y            GROWTH FUND
                         ------------ -------------------- --------------------
Net Assets.............. $    623,095     $        0           $    623,095
Shares Outstanding......       42,658              0                 20,582
Net Asset Value Per
 Share.................. $      14.61     $        0           $      30.27
                                                            PRO FORMA CLASS P
                           MID CAP     PACE SMALL/MEDIUM      COMBINED PACE
                         FUND: CLASS  COMPANY GROWTH FUND: SMALL/MEDIUM COMPANY
                              P             CLASS P            GROWTH FUND
                         ------------ -------------------- --------------------
Net Assets.............. $    0          $319,571,471          $319,571,471
Shares Outstanding......      0          $ 10,556,285            10,556,285
Net Asset Value Per
 Share.................. $    0          $      30.27          $      30.27

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of PACE Small/Medium Company Growth Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 7th Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Second Floor, Washington, DC 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   PACE Trust and Managed Assets Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Assets Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

   The audited financial statements of Mid Cap Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Mid Cap Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000. The audited financial statements of PACE Small/Medium Company Growth Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000 have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE Small/Medium Company Growth Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

   Shareholder Proposals. As a general matter, Managed Assets Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Mid Cap Fund's shareholders should send such proposals to Mid Cap Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or presented at the meeting. Moreover, inclusion or presentation of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals presented on an untimely basis.

   Other Business. Managed Asset Trust's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Mid Cap Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                  APPENDIX A

             AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

   This Agreement and Plan of Reorganization and Termination ("Agreement") is
made as of    , 2000, by and among PaineWebber PACE Select Advisors Trust, a
Delaware business trust ("PACE Trust"), on behalf of PACE Small/Medium Company Growth Equity Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Managed Assets Trust, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Mid Cap Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

   The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

   The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

   In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

   1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

    (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2),
         (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

    (b) to assume all of Target's stated liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

   1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

   1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

   1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

   1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective pro rata number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

   1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

   1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

   1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

   2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

   2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

   2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

   3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 16, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

   3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

   3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

   3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

     4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

     4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

     4.1.3. Target is a duly established and designated series of Target
  Trust;

     4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

     4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

     4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

     4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

     4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

     4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

     4.1.18. Target Trust's audited financial statements for the year ended August 31, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the period then ended; and

     4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

   4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

     4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

     4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

     4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for (a) the filing with the SEC of the Registration Statement and
  (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

     4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

     4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

   4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

     4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

     4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.7. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

     4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187).

5. COVENANTS

   5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

    (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

    (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

   5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

   5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

   5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

   5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

   5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

   5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

   Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

   6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

   6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

   6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

   6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

     6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

     6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

     6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

     6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

     6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

     6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

     6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

     6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

     6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

     6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

   7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   7.2. Expenses of the Reorganization that relate to the Acquiring Fund and Target will be borne by Mitchell Hutchins. Any such expenses which are so borne by Mitchell Hutchins will be solely and directly related to the Reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

   Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

   This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

   9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be
met, or (c) if the Closing has not occurred on or before     , 2001; or

   9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

   This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

   11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

   11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                          PaineWebber Managed Assets Trust,
                                           acting on behalf of its series,
                                           PaineWebber Mid Cap Fund


                                          By: _________________________________

                                          PaineWebber PACE Select Advisors
                                           Trust, acting on behalf of its
                                           series, PACE Small/Medium Company
                                           Growth Equity Investments


                                          By: _________________________________

                                          Solely with respect to paragraph 7.2
                                           hereof:

                                          Mitchell Hutchins Asset Management
                                           Inc.


                                          By: _________________________________

                                  APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of the Record Date, the following entities owned beneficially or of
record 5% or more of the Class [   ] shares of Mid Cap Fund or PACE
Small/Medium Company Growth Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any other class of either Fund's outstanding equity securities as of the Record Date.

                                 MID CAP FUND

                                                        PERCENT BENEFICIAL
                                            PERCENT        OWNERSHIP OF
                                           BENEFICIAL      COMBINED PACE
                                            OWNERSHIP      SMALL/MEDIUM
SHAREHOLDER'S NAME/ADDRESS              OF MID CAP FUND COMPANY GROWTH FUND
--------------------------              --------------- -------------------
[   ]                                          %                   %
c/o Mitchell Hutchins
Asset Management Inc.
51 West 52nd Street
New York, New York
10019-6114

                     PACE SMALL/MEDIUM COMPANY GROWTH FUND

                                                            PERCENT BENEFICIAL
                                        PERCENT BENEFICIAL     OWNERSHIP OF
                                         OWNERSHIP OF PACE     COMBINED PACE
                                           SMALL/MEDIUM        SMALL/MEDIUM
SHAREHOLDER'S NAME/ADDRESS              COMPANY GROWTH FUND COMPANY GROWTH FUND
--------------------------              ------------------- -------------------
[   ]                                              %                   %
c/o Mitchell Hutchins Asset Management
Inc.
51 West 52nd Street
New York, New York 10019-6114

                                  APPENDIX C

MANAGEMENT'S DISCUSSION OF PACE SMALL/MEDIUM COMPANY GROWTH FUND'S PERFORMANCE

   THE DISCUSSION BELOW WAS TAKEN FROM PACE SMALL/MEDIUM COMPANY GROWTH FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDING JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

   Adviser: Delaware Management Company, Inc.
   Portfolio Manager: Gerald S. Frey
   Objective: Capital appreciation
   Investment Process: The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have market capitalizations of less than $4.0 billion at the time of purchase. Up to 5% of the total assets may be invested in U.S. dollar-denominated foreign securities. The adviser employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                              6 MONTHS 1 YEAR  3 YEARS SINCE INCEPTION 8/24/95
                              -------- ------  ------- -----------------------
With PACE program fee*.......  16.04%  59.89%   33.37%          22.95%
Without PACE program fee.....  16.92%  62.30%   35.39%          24.81%
Russell 2500 Growth Index....  -1.04%  35.14%   16.76%          17.01%
Lipper Mid-Cap Growth Funds
 Median......................   4.48%  53.49%   25.90%          21.82%

----------------
* The maximum annual PACE program fee is 1.5% of the value of PACE assets.

   Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

                                    [CHART]
                   PORTFOLIO                 PORTFOLIO           RUSSELL 2500
                  WITHOUT FEE                WITH FEE*           GROWTH INDEX
                 -------------              -----------         --------------
Aug-95               $9,942                   $9,938               $10,000
Sep-95               $9,967                   $9,951               $10,214
Oct-95               $9,575                   $9,548                $9,853
Nov-95               $9,758                   $9,719               $10,256
Dec-95               $9,863                   $9,810               $10,393
Jan-96               $9,470                   $9,408               $10,425
Feb-96              $10,004                   $9,926               $10,884
Mar-96              $10,013                   $9,922               $11,120
Apr-96              $10,881                  $10,769               $11,882
May-96              $11,348                  $11,217               $12,306
Jun-96              $10,764                  $10,627               $11,689
Jul-96               $9,345                   $9,215               $10,527
Aug-96               $9,821                   $9,671               $11,253
Sep-96              $10,463                  $10,291               $11,850
Oct-96              $10,088                   $9,910               $11,482
Nov-96              $10,463                  $10,266               $11,903
Dec-96              $10,589                  $10,375               $11,961
Jan-97              $10,989                  $10,754               $12,319
Feb-97              $10,572                  $10,333               $11,780
Mar-97               $9,804                   $9,571               $11,004
Apr-97               $9,571                   $9,331               $11,054
May-97              $10,697                  $10,416               $12,379
Jun-97              $11,198                  $10,890               $12,794
Jul-97              $12,049                  $11,703               $13,606
Aug-97              $12,341                  $11,972               $13,938
Sep-97              $13,509                  $13,089               $14,923
Oct-97              $12,917                  $12,499               $13,992
Nov-97              $12,733                  $12,306               $13,778
Dec-97              $12,889                  $12,442               $13,729
Jan-98              $12,706                  $12,250               $13,549
Feb-98              $13,430                  $12,932               $14,712
Mar-98              $14,286                  $13,738               $15,259
Apr-98              $14,207                  $13,645               $15,397
May-98              $13,334                  $12,791               $14,409
Jun-98              $14,076                  $13,486               $14,514
Jul-98              $13,788                  $13,193               $13,434
Aug-98              $11,022                  $10,533               $10,381
Sep-98              $11,903                  $11,361               $11,291
Oct-98              $12,444                  $11,863               $12,054
Nov-98              $13,518                  $12,870               $12,911
Dec-98              $14,805                  $14,078               $14,154
Jan-99              $15,350                  $14,578               $14,564
Feb-99              $14,242                  $13,509               $13,382
Mar-99              $15,225                  $14,423               $14,005
Apr-99              $15,832                  $14,980               $15,122
May-99              $16,047                  $15,163               $15,279
Jun-99              $18,066                  $17,050               $16,359
Jul-99              $18,423                  $17,366               $16,025
Aug-99              $17,878                  $16,831               $15,679
Sep-99              $19,156                  $18,011               $15,792
Oct-99              $20,523                  $19,273               $16,561
Nov-99              $21,935                  $20,572               $18,517
Dec-99              $26,464                  $24,790               $22,009
Jan-00              $25,575                  $23,927               $21,886
Feb-00              $32,974                  $30,810               $27,500
Mar-00              $32,480                  $30,311               $25,341
Apr-00              $29,072                  $27,097               $22,873
May-00              $26,158                  $24,350               $20,837
Jun-00              $30,248                  $28,122               $23,592
Jul-00              $29,902                  $27,766               $21,660

  The graph depicts the performance of PACE Small/Medium Company Growth Equity Investments versus the Russell 2500 Growth Index. It is important to note that PACE Small/Medium Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

   For the one-year period ended July 31, 2000, the portfolio returned 59.89% net of fees, beating the Russell 2500 Growth benchmark by nearly 25 percentage points.

   Technology stocks were by far the strongest performers during the fiscal year, with the Portfolio's holdings returning approximately 185% compared to the benchmark's technology issues returning approximately 123%. (Technology stocks represented 42% of the Portfolio as of July 31, 2000.) Notable performers in this sector include Applied Micro Circuits, Network Appliance and PMC-Sierra. Performance was somewhat dampened by our overexposure in the consumer services sector, which was one of the poorest performing sectors in the benchmark. Our overall stock selections within this sector, however, were considerably better that the benchmark performance, with an 11% positive return vs. the Index's negative 16% return.

   Overall, we are pleased that patient small cap investors have been rewarded for sticking to their long-term investment strategy. We are confident the small capitalization segment of the market continues to offer good value to equity investors.

   We believe the primary determinant of market returns in the near future will be whether or not the Federal Reserve (the "Fed") ends its series of interest rate increases. If signs appear that rapid economic growth will continue, the Fed may raise rates further in an effort to slow the economy and control inflationary pressures. If recent rate hikes have successfully brought the economic growth rate down to a sustainable, noninflationary level, the financial markets should be able to continue their gains.

   Until the Fed's direction becomes clear, markets will continue their recent volatile pattern. In this environment, companies that fall short of growth expectations may see a significant decrease in their share price. The winners will be those companies that exhibit an ability to sustain sales and earnings growth.

   Going forward, our two largest sector weightings are technology and business services, which we think will be the most successful sectors in the slower growth economic environment described above. We have begun increasing our healthcare exposure, and feel that this segment's recent gains will continue. Our weightings of basic industries and capital goods are currently below the benchmark, as we feel that these companies will lag the earnings and sales growth of other sectors. We continue to emphasize quality companies with strong fundamentals, solid business plans and good market presence while we cull those companies we believe may miss earnings expectations.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*         7/31/00
----------------         -------
Price/Earnings Ratio....  37.00x
Price/Book Ratio........   7.33x
Net Assets ($MM)........ $319.6
Number of Securities....     81
Stocks..................   95.0%
Cash & Equivalents......    5.0%

TOP FIVE SECTORS*        7/31/00
-----------------        -------
Technology..............  42.0%
Business Services.......  11.8
Consumer Nondurables....  11.7
Consumer Services.......  11.4
Healthcare..............   9.4
                          ----
Total...................  86.3%
                          ====

TOP 10 HOLDINGS*          7/31/00
----------------          -------
Micrel..................    5.1%
Applied Micro Circuits..    4.9
Network Appliance.......    4.7
PMC-Sierra..............    4.3
Dollar Tree Stores......    3.5
Veritas Software........    3.3
Nextlink
 Communications.........    2.6
Pinnacle Holdings.......    2.6
Dycom Industries........    2.4
Henry (Jack) &
 Associates.............    2.4
                           ----
Total...................   35.8%
                           ====

----------------
* Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY







                 Please detach at perforation before mailing.


PROXY                      PAINEWEBBER MID CAP FUND                       PROXY
             (the sole series of PaineWebber Managed Assets Trust)

              Special Meeting of Shareholders - February 1, 2001

This proxy is being solicited for the Board of Trustees of PaineWebber Managed Assets Trust ("Trust") on behalf of PaineWebber Mid Cap Fund, the sole series of the Trust. The undersigned hereby appoints as proxies [________] and [_______], and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in PaineWebber Mid Cap Fund, the sole series of the Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to PaineWebber Mid Cap Fund.

                                     VOTE VIA THE INTERNET:  http://
                                     VOTE VIA TELEPHONE:
                                     CONTROL NUMBER: [999 9999 9999 999]
                                     If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)

                                     _____________________________  _____, 200_
                                     Date                             10740/PWU


            Please mark your vote on the reverse side of this card.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                 Please detach at perforation before mailing.



The Board of Trustees recommends a vote "FOR" the Proposal. Please indicate your vote by filling in the box completely. EXAMPLE: [_]


                                                           FOR  AGAINST ABSTAIN

1.  Approval of the Agreement and Plan of Reorganization   [_]    [_]    [_]
    and Termination that provides for the reorganization of PaineWebber Mid Cap Fund, the sole series of PaineWebber Managed Assets Trust, into PACE
    Small/Medium Company Growth Equity Investments, a series of PaineWebber PACE Select Advisors Trust.

              Please date and sign the reverse side of this card.

[GRAPHIC]

  Your Proxy Vote is Important!
                     ---------
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It saves Money! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous -- 24 hours a day.

It's Easy! Just follow these simple steps:

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  5. Do not mail your Proxy Card when you vote by phone or internet.
        ---
  6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Toll Free 1-877-651-8855.

                    PAINEWEBBER PACE SELECT ADVISORS TRUST
      (ON BEHALF OF PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS)

                       PAINEWEBBER MANAGED ASSETS TRUST
                    (ON BEHALF OF PAINEWEBBER MID CAP FUND)

                             51 WEST 52/nd/ STREET
                         NEW YORK, NEW YORK 10019-6114


                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates specifically to the proposed Reorganization whereby PACE Small/Medium Company Growth Equity Investments ("PACE Small/Medium Company Growth Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"), would acquire all of the assets of PaineWebber Mid Cap Fund ("Mid Cap Fund"), the sole series of PaineWebber Managed Assets Trust, in exchange solely for shares of PACE Small/Medium Company Growth Equity Fund and the assumption by PACE Small/Medium Company Growth Equity Fund of all of Mid Cap Fund's stated liabilities. This Statement of Additional Information consists of this cover page, the pro forma financial statements of PACE Small/Medium Company Growth Equity Fund (giving effect to the Reorganization) for the year ended July 31, 2000, and the following described documents, each of which is incorporated by reference herein and accompanies this Statement of Additional Information:

     (1) The combined Statement of Additional Information of PACE Trust, which includes information relating to PACE Small/Medium Company Growth Equity Fund, dated November __, 2000 (Incorporated by reference from N-1A, SEC File Numbers 033-87254 and 811-08764, filed November 9, 2000, accession number 0000912057-00-
048241);

     (2) The combined Annual Report to Shareholders of PACE Trust, which includes information relating to PACE Small/Medium Company Growth Equity Fund for the fiscal year ended July 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-08764, filed October 6, 2000, accession number 0000912057-00-043979);

     (3) The Annual Report to Shareholders of Mid Cap Fund for the fiscal year ended August 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-06376 filed November 3, 2000, accession number 0000912057-00-047148).

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated December __, 2000 relating to the proposed Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated December __, 2000.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2000, the unaudited pro forma condensed Statement of Operations for the twelve month period ended July 31, 2000 and the unaudited pro forma Portfolio of Investments as of July 31, 2000 for Mid Cap Fund and PACE Small/Medium Company Growth Equity Fund as adjusted giving effect to the Reorganization.

     The pro forma Portfolio of Investments contains information about the securities holdings of the Funds as of July 31, 2000, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is expected, however, that some of Mid Cap Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if Mid Cap Fund's shareholders approve the Reorganization, the Fund's holdings that are not compatible with PACE Small/Medium Company Growth Equity Fund's holdings will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of PACE Small/Medium Company Growth Equity Fund. The portion of Mid Cap Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-adviser's continuing assessment of the compatibility of Mid Cap Fund's holdings with PACE Small/Medium Company Growth Equity Fund's portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for Mid Cap Fund to dispose of investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.


PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
PAINEWEBBER MID CAP FUND                                                                                            COMBINED PACE
PROFORMA STATEMENT OF ASSETS AND LIABILITIES                                                                         SMALL/MEDIUM
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)                                                                           COMPANY
                                                                            PACE SMALL/MEDIUM                       GROWTH EQUITY
                                                                              COMPANY GROWTH        PW MID CAP       INVESTMENTS
                                                                            EQUITY INVESTMENTS         FUND           PRO FORMA
                                                                           --------------------   -------------     -------------
ASSETS

Investments in securities, at value (cost - $202,529,663, $155,857,446 and
  $358,387,109, respectively)                                                  $ 316,589,197      $ 223,104,152      $ 539,693,349
Investment of cash collateral for securities loaned (cost - $47,973,850,
  $35,432,700 and $83,406,550, respectively)                                      47,973,850         35,432,700         83,406,550
Cash                                                                                     423                678              1,101
Receivable for investments sold                                                    7,202,034            932,719          8,134,753
Receivable for shares of beneficial interests sold                                   130,664            260,065            390,729
Dividends and interest receivable                                                      6,152            221,313            227,465
Deferred organizational expenses                                                       1,025                  -              1,025
Other assets                                                                          60,023             14,018             74,041
                                                                               -------------      -------------      -------------

Total assets                                                                     371,963,368        259,965,645        631,929,013
                                                                               -------------      -------------      -------------

LIABILITIES
Payable for cash collateral for securities loaned                                 47,973,850         35,432,700         83,406,550
Payable for investments purchased                                                  3,956,880          9,228,359         13,185,239
Payable for shares of beneficial interest repurchased                                118,601            325,241            443,842
Payable to affiliates                                                                233,378            204,466            437,844
Accrued expenses and other liabilities                                               109,188            468,009            577,197
                                                                               -------------      -------------      -------------

Total liabilities                                                                 52,391,897         45,658,775         98,050,672
                                                                               -------------      -------------      -------------

NET ASSETS

Common Stock/Beneficial interest shares of $0.001 par value outstanding -
  10,556,285, 14,996,059 and 17,635,404, respectively                             97,573,619        118,668,805        216,242,424
Accumulated undistributed (distributions in excess) of net Investment income
  (loss)                                                                               1,131         (2,085,132)        (2,084,001)
Accumulated net realized gains from investment transactions                      107,937,187         30,476,491        138,413,678
Net unrealized appreciation of investments                                       114,059,534         67,246,706        181,306,240
                                                                               -------------      -------------      -------------
Net assets applicable to shares outstanding                                    $ 319,571,471      $ 214,306,870      $ 533,878,341
                                                                               =============      =============      =============

  CLASS P:
Net assets                                                                     $ 319,571,471      $           -      $ 319,571,471
                                                                               -------------      -------------      -------------
Shares outstanding                                                                10,556,285                  -         10,556,285
                                                                               -------------      -------------      -------------
Net asset value and offering price per share                                   $       30.27      $           -      $       30.27
                                                                               =============      =============      =============

  CLASS A:
Net assets                                                                     $           -      $ 158,798,662      $ 158,798,662
                                                                               -------------      -------------      -------------
Shares outstanding                                                                         -         10,928,476          5,245,537
                                                                               -------------      -------------      -------------
Net asset and redemption value per share                                       $           -      $       14.53      $       30.27
                                                                               =============      =============      =============
Maximum offering price per share (net asset value plus
  sales charge of 4.5% of offering price)                                      $           -      $       15.22      $       31.70
                                                                               =============      =============      =============
  CLASS B:
Net assets                                                                     $           -      $  31,207,342      $  31,207,342
                                                                               -------------      -------------      -------------
Shares outstanding                                                                         -          2,180,607          1,030,860
                                                                               -------------      -------------      -------------
Net asset value and offering price per share                                   $           -      $       14.31      $       30.27
                                                                               =============      =============      =============

  CLASS C:
Net assets                                                                     $           -      $  23,677,770      $  23,677,770
                                                                               -------------      -------------      -------------
Shares outstanding                                                                         -          1,844,318            782,139
                                                                               -------------      -------------      -------------
Net asset value and offering price per share                                   $           -      $       12.84      $       30.27
                                                                               =============      =============      =============

  CLASS Y:
Net assets                                                                     $           -      $     623,095      $     623,095
                                                                               -------------      -------------      -------------
Shares outstanding                                                                         -             42,658             20,582
                                                                               -------------      -------------      -------------
Net asset value and offering price per share                                   $           -      $       14.61      $       30.27
                                                                               =============      =============      =============

            See accompanying notes to proforma financial statements

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
PAINEWEBBER MID CAP FUND
PROFORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                                      COMBINED PACE
                                                                                                                      SMALL/MEDIUM
                                                                      PACE                                               COMPANY
                                                                  SMALL/MEDIUM                                         GROWTH EQUITY
                                                                 COMPANY GROWTH       PW MID CAP                       INVESTMENTS
                                                               EQUITY INVESTMENTS        FUND       ADJUSTMENTS          PRO FORMA
                                                              --------------------   ------------  -------------      --------------
INVESTMENT INCOME:
   Interest                                                   $            764,224   $    677,517  $         -      $   1,441,741
   Dividend                                                                200,751        591,760            -            792,511
                                                              --------------------   ------------  -----------      -------------
                                                                           964,975      1,269,277            -          2,234,252
                                                              --------------------   ------------  -----------      -------------

EXPENSES:
   Investment advisory and administration                                2,495,426      2,017,682     (403,536) (a)     4,109,572
   Shareholder distribution and servicing fees                                   -        910,717            -            910,717
   Transfer agency fees and expenses                                       121,245        201,509            -            322,754
   Reports and notices to shareholders                                      42,332         44,808      (35,846) (b)        51,294
   Legal and audit                                                          69,680         73,785      (73,785) (b)        69,680
   Trustees' fees                                                           26,250         13,500      (13,500) (b)        26,250
   Federal and state registration fees                                      29,682         42,055      (33,644) (b)        38,093
   Amortization of organizational expenses                                  19,032              -            -             19,032
   Custody and accounting                                                  187,662        121,061            -            308,723
   Other expenses                                                            2,530         55,437            -             57,967
                                                              --------------------   ------------  -----------      -------------
                                                                         2,993,839      3,480,554     (560,311)         5,914,082
   Less: fee waivers from adviser                                          (17,105)       (12,285)           -            (29,390)
                                                              --------------------   ------------  -----------      -------------
   Net expenses                                                          2,976,734      3,468,269     (560,311)         5,884,692
                                                              --------------------   ------------  -----------      -------------
   Net investment income (loss)                                         (2,011,759)    (2,198,992)     560,311         (3,650,440)
                                                              --------------------   ------------  -----------      -------------

REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS:
   Net realized gains from investment transactions                     128,087,825     31,349,212            -        159,437,037
   Net change in unrealized appreciation of investments                 30,703,199     62,175,842            -         92,879,041
                                                              --------------------   ------------  -----------      -------------
Net realized and unrealized gains from investment activities           158,791,024     93,525,054            -        252,316,078
                                                              --------------------   ------------  -----------      -------------
Net increase in net assets resulting from operations          $        156,779,265   $ 91,326,062      560,311      $ 248,665,638
                                                              ====================   ============  ===========      =============

--------------------
(a) Reflects decrease in fees resulting from lower fee schedule of PACE Small/Medium Company Growth Equity Investments.
(b) Reflects the anticipated savings of the merger.



            See accompanying notes to proforma financial statements

   PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
   PAINEWEBBER MID CAP FUND
   PROFORMA PORTFOLIO OF INVESTMENTS
   FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)


                                                                                                            COMBINED PACE
                                                                                                             SMALL/MEDIUM
                                                                                                               COMPANY
    COMBINED                                                         PACE SMALL/MEDIUM                      GROWTH EQUITY
   NUMBER OF                                                           COMPANY GROWTH       PAINEWEBBER      INVESTMENTS
    SHARES                                                           EQUITY INVESTMENTS    MID CAP FUND       PRO FORMA
------------                                                        -------------------------------------------------------
                COMMON STOCKS - 93.51%

                Airlines - 0.15%
     50,000     America West Holding Corp.*(1)                           $            -     $    803,125       $   803,125
                                                                    -------------------------------------------------------

                Apparel, Retail - 0.54%
     90,000     Hot Topic Inc.*                                               2,902,500                -         2,902,500
                                                                    -------------------------------------------------------

                Banks - 0.76%
    137,200     Doral Financial Corp.                                         1,783,600                -         1,783,600
    102,200     Webster Financial Corp.                                       2,286,725                -         2,286,725
                                                                    -------------------------------------------------------
                                                                              4,070,325                -         4,070,325
                                                                    -------------------------------------------------------

                Broadcasting & Publishing - 0.31%
     46,500     Infinity Broadcasting Corp.*                                          -        1,639,125         1,639,125
                                                                    -------------------------------------------------------

                Business & Public Services - 2.00%
     89,700     Bright Horizons Family Solutions*                             2,186,438                -         2,186,438
     74,900     Corporate Executive Board Co.*                                4,793,600                -         4,793,600
     20,300     Heidrick & Struggles International, Inc.*                     1,360,100                -         1,360,100
     99,100     West Teleservices Corp.*                                      2,341,237                -         2,341,237
                                                                    -------------------------------------------------------
                                                                             10,681,375                -        10,681,375
                                                                    -------------------------------------------------------

                Cable - 0.13%
     10,600     Adelphi Communications Corp.                                          -          373,650           373,650
     24,800     Insight Communications Inc.*                                    303,800                -           303,800
                                                                    -------------------------------------------------------
                                                                                303,800          373,650           677,450
                                                                    -------------------------------------------------------

                Computer-Business Services - 1.69%
     69,100     Bisys Group Inc.*                                             4,387,850                -         4,387,850
     47,300     Digital Insight Corp.*                                        1,481,081                -         1,481,081
     52,700     eLoyalty Corp.*                                                 782,266                -           782,266
     60,500     Espeed Inc.*                                                  1,852,812                -         1,852,812
      4,000     Redback Networks Inc.                                                 -          520,000           520,000
                                                                    -------------------------------------------------------
                                                                              8,504,009          520,000         9,024,009
                                                                    -------------------------------------------------------

                Computer Hardware - 4.41%
     60,000     EMC Corp.*                                                            -        5,107,500         6,200,175
    184,100     Network Appliance, Inc.*                                     15,005,244          861,875        15,867,119
     40,500     RSA Security Inc.*                                            2,566,687                -         2,566,687
                                                                    -------------------------------------------------------
                                                                             17,571,931        5,969,375        23,541,306
                                                                    -------------------------------------------------------

                Computer Software - 11.45%
     35,000     BMC Software, Inc.*                                                   -          660,625           660,625
    121,200     Broadbase Software Inc.*                                      2,620,150          235,625         2,855,775
      7,800     Cacheflow Inc.                                                        -          530,400           530,400
    162,000     Cadence Design Systems, Inc.*                                         -        3,381,750         3,381,750
    117,700     CareScience, Inc.*                                              706,200                -           706,200
     76,000     Cysive, Inc.*                                                 1,824,000                -         1,824,000
     20,000     E. Piphany Inc.                                                       -        1,861,250         1,861,250
     94,800     Exchange Applications Software*                               2,085,600                -         2,085,600
     29,700     Extensity Inc.*                                                 480,769                -           480,769
     35,000     Foundry Networks Inc.                                                 -        2,863,437         2,863,437
     76,835     i2 Technologies, Inc.*(1)                                     7,471,654        2,497,688         9,969,342
     90,000     Intuit                                                                -        3,060,000         3,060,000
     34,500     Manugistics Group, Inc.*                                      1,914,750                -         1,914,750
     10,000     Marimba Inc.                                                          -          179,375           179,375
     74,900     NetIQ Corp.*                                                  3,613,925                -         3,613,925
    176,100     New Era Of Networks, Inc.*                                    3,402,500        1,000,000         4,402,500
     77,000     Onyx Software Corp.*                                          1,862,437                -         1,862,437
    125,000     Peregrine Systems Inc.                                                -        3,117,187         3,117,187

                                                                                                            COMBINED PACE
                                                                                                             SMALL/MEDIUM
                                                                                                               COMPANY
   COMBINED                                                          PACE SMALL/MEDIUM                      GROWTH EQUITY
   NUMBER OF                                                           COMPANY GROWTH       PAINEWEBBER      INVESTMENTS
    SHARES                                                           EQUITY INVESTMENTS    MID CAP FUND       PRO FORMA
------------                                                        -------------------------------------------------------
     12,000     Priceline Common Inc.                                                 -         283,500         283,500
     27,000     Siebel Systems Inc.*                                                  -       3,915,000       3,915,000
    103,275     VERITAS Software Corp.*                                      10,527,595               -      10,527,595
     30,000     Vignette Corp.                                                        -       1,016,250       1,016,250
                                                                    ----------------------------------------------------
                                                                             36,509,580      24,602,087      61,111,667
                                                                    ----------------------------------------------------

                Construction - 1.43%
    179,050     Dycom Industries Inc.*                                        7,654,388               -       7,654,388
                                                                    ----------------------------------------------------

                Consumer Durables - 0.49%
     35,000     Black & Decker Corp.                                                  -       1,301,563       1,301,563
     30,000     Whirlpool Corp.                                                       -       1,295,625       1,295,625
                                                                    ----------------------------------------------------
                                                                                      -       2,597,188       2,597,188
                                                                    ----------------------------------------------------

                Defense & Aerospace - 0.63%
     75,000     TRW Inc.                                                              -       3,370,312       3,370,312
                                                                    ----------------------------------------------------

                Diversified Retail - 1.27%
    174,700     Cost Plus Inc.*                                               5,819,694               -       5,819,694
     40,000     Federated Department Stores, Inc.*                                    -         962,500         962,500
                                                                    ----------------------------------------------------
                                                                              5,819,694         962,500       6,782,194
                                                                    ----------------------------------------------------

                Drugs & Medicine - 4.77%
     15,000     Biogen Inc.*                                                          -         795,000         795,000
     93,200     Cima Labs Inc.*                                               2,830,950               -       2,830,950
     86,200     Cubist Pharmaceuticals Inc.*                                  3,889,775               -       3,889,775
     33,300     Inhale Therapeutic Systems, Inc.*                             2,703,544               -       2,703,544
    137,100     IntraBiotics Pharmaceuticals, Inc.*                           4,095,862               -       4,095,862
    129,100     Pharmacopeia Inc.*                                            4,964,685               -       4,964,685
     63,000     United Therapeutics Corp.*                                    6,174,000               -       6,174,000
                                                                    ----------------------------------------------------
                                                                             24,658,816         795,000      25,453,816
                                                                    ----------------------------------------------------

                Electric Utilities - 0.88%
     66,000     Calpine Corp.                                                         -       4,702,500       4,702,500
                                                                    ----------------------------------------------------

                Electrical Equipment - 6.30%
     42,000     Advanced Energy Industries, Inc.*                             1,890,000               -       1,890,000
     22,000     Ciena Corp.                                                           -       3,126,750       3,126,750
     49,000     Comverse Technology, Inc.*                                            -       4,299,750       4,299,750
     51,270     Flextronics International                                             -       3,629,756       3,629,756
     90,000     Jabil Circuit Inc.*                                                   -       4,505,625       4,505,625
     51,300     LTX Corp.*                                                    1,128,600               -       1,128,600
     10,000     Polycom, Inc.*                                                        -         948,594         948,594
    100,000     SCI Systems Inc.*                                                     -       4,587,500       4,587,500
     50,000     Solectron Corp.*(1)                                                   -       2,015,625       2,015,625
    109,900     Teradyne Inc.*                                                3,796,163       3,168,750       6,964,913
     43,000     Western Multiplex Corp.                                         516,000               -         516,000
                                                                    ----------------------------------------------------
                                                                              7,330,763      26,282,350      33,613,113
                                                                    ----------------------------------------------------

                Electronic Components - 0.12%
     10,000     Bookham Technology Plc.                                               -         627,500         627,500
                                                                    ----------------------------------------------------

                Electronic Components & Instruments - 1.30%
     30,000     Chartered Semiconductor Manufacturing                                 -       2,160,000       2,160,000
      8,700     Epcos AG*                                                             -         785,175         785,175
     75,000     Sawtek Inc.                                                           -       3,993,750       3,993,750
                                                                    ----------------------------------------------------
                                                                                      -       6,938,925       6,938,925
                                                                    ----------------------------------------------------

                Electronical Power - 0.46%
     75,000     Helix Technology Corp.                                                -       2,437,500       2,437,500
                                                                    ----------------------------------------------------

                Energy Reserves & Production - 0.20%
     40,000     Tosco Corp.                                                           -       1,060,000       1,060,000
                                                                    ----------------------------------------------------

                Financial Services - 0.86%
     13,000     GATX Corp.                                                      519,188               -         519,188


                                                                                                           COMBINED PACE
                                                                                                           SMALL/MEDIUM
                                                                                                             COMPANY
COMBINED                                                             PACE SMALL/MEDIUM                     GROWTH EQUITY
NUMBER OF                                                              COMPANY GROWTH      PAINEWEBBER     INVESTMENTS
 SHARES                                                              EQUITY INVESTMENTS   MID CAP FUND      PRO FORMA
--------                                                           -----------------------------------------------------
 139,600 Metris Co., Inc.                                                     4,092,025              -         4,092,025
                                                                    ----------------------------------------------------
                                                                              4,611,213              -         4,611,213
                                                                    ----------------------------------------------------

         Food Retail - 0.32%
  84,300 American Italian Pasta Co.*                                          1,664,925              -         1,664,925
   1,600 Schultz Sav-O Stores, Inc.                                              19,000              -            19,000
                                                                    ----------------------------------------------------
                                                                              1,683,925              -         1,683,925
                                                                    ----------------------------------------------------

         Gas Utility - 0.24%
  25,000 Equitable Resources Inc.                                                     -      1,301,563         1,301,563
                                                                    ----------------------------------------------------

         Hotels - 0.46%
 177,800 Extended Stay America Inc.*                                          2,444,750              -         2,444,750
                                                                    ----------------------------------------------------

         Human Resources - 0.25%
  33,800 Hall, Kinion & Associates, Inc.*                                     1,322,425              -         1,322,425
                                                                    ----------------------------------------------------

         Industrial Parts - 2.06%
 167,600 Mettler Toledo International Inc.*                                   6,787,800              -         6,787,800
  50,000 Mettler Toledo International Inc. ADR*                                       -      2,025,000         2,025,000
  48,000 Pri Automation Inc.                                                          -      2,190,000         2,190,000
                                                                    ----------------------------------------------------
                                                                              6,787,800      4,215,000        11,002,800
                                                                    ----------------------------------------------------

         Industrial Services & Supplies - 0.13%
   9,600 CoorsTek, Inc.*                                                        413,400              -           413,400
  15,800 MSC Industrial Direct Co., Inc. Class A*                               287,363              -           287,363
                                                                    ----------------------------------------------------
                                                                                700,763              -           700,763
                                                                    ----------------------------------------------------

         Information & Computer Services - 1.86%
  60,000 America Online Inc.*                                                         -      3,198,750         3,198,750
  20,000 Ariba Inc.(1)                                                                -      2,318,750         2,318,750
   4,000 Avici Systems Inc.*                                                          -        393,500           393,500
  50,000 Comdisco Inc.                                                                -      1,293,750         1,293,750
  24,500 Diamond Technology Partners Inc.*                                    2,182,031              -         2,182,031
   6,000 Ebay Inc.                                                                    -        300,000           300,000
   2,000 Yahoo, Inc.*                                                                 -        257,375           257,375
                                                                    ----------------------------------------------------
                                                                              2,182,031      7,762,125         9,944,156
                                                                    ----------------------------------------------------

         Insurance - 0.47%
  40,900 Radian Group Inc.                                                    2,489,788              -         2,489,788
                                                                    ----------------------------------------------------

         Long Distance & Phone Companies - 0.30%
  32,749 Global Crossing Ltd.*                                                        -        796,210           796,210
  20,250 MCI Worldcom Inc.*                                                           -        791,016           791,016
                                                                    ----------------------------------------------------
                                                                                      -      1,587,226         1,587,226
                                                                    ----------------------------------------------------

         Machinery & Engineering Services - 0.15%
  40,000 Grant Prideco Inc.                                                           -        805,000           805,000
                                                                    ----------------------------------------------------

         Manufacturing - High Technology - 1.34%
 105,000 ASM Lithography Holdings N.V.*                                               -      4,173,750         4,173,750
   4,300 Avanex Corp.                                                                 -        545,831           545,831
   8,000 Corvis Corporation                                                           -        661,251           661,251
  14,400 Sycamore Networks Inc.                                                       -      1,775,700         1,775,700
                                                                    ----------------------------------------------------
                                                                                      -      7,156,532         7,156,532
                                                                    ----------------------------------------------------

         Media - 6.39%
  37,200 Acme Communications Inc.*                                              395,250              -           395,250
  35,000 AM/FM Inc.                                                                   -      2,500,313         2,500,313
  25,000 Cablevision Systems Corp.                                                    -      1,645,313         1,645,313
  62,400 Comcast Corp., Class A*                                                      -      2,122,575         2,122,575
  32,500 Emmis Broadcasting Corp.*(1)                                                 -      1,172,031         1,172,031
 162,659 Gemstar TV Guide International Inc.*                                 6,251,525      3,640,175         9,891,700
 110,100 Getty Images Inc.*                                                   3,984,244              -         3,984,244
  60,000 Penton Media Inc.                                                            -      2,077,500         2,077,500
 284,700 Radio One, Inc.*                                                     5,877,368              -         5,877,368

                                                                                                           COMBINED PACE
                                                                                                           SMALL/MEDIUM
                                                                                                             COMPANY
COMBINED                                                             PACE SMALL/MEDIUM                     GROWTH EQUITY
NUMBER OF                                                              COMPANY GROWTH      PAINEWEBBER      INVESTMENTS
 SHARES                                                              EQUITY INVESTMENTS   MID CAP FUND       PRO FORMA
--------                                                           -----------------------------------------------------
  49,200 True North Communications, Inc.                                      2,401,575              -         2,401,575
  74,400 Westwood One Inc.*                                                   2,069,250              -         2,069,250
                                                                   -----------------------------------------------------
                                                                             20,979,212     13,157,987        34,137,119
                                                                   -----------------------------------------------------

         Medical-Biomedical & Genetics - 1.51%
  28,900 Exelixis, Inc.*                                                      1,125,294              -         1,125,294
  60,800 Neurocrine Biosciences Inc.*                                         1,941,800              -         1,941,800
  87,000 Trimeris, Inc.*                                                      4,969,875              -         4,969,875
                                                                   -----------------------------------------------------
                                                                              8,036,969              -         8,036,969
                                                                   -----------------------------------------------------

         Medical Providers - 0.33%
  65,000 Lincare Holdings Inc.*                                                       -      1,738,750         1,738,750
                                                                   -----------------------------------------------------

         Motor Vehicles - 0.74%
 110,000 Navistar International Corp.*                                                -      3,925,625         3,925,625
                                                                   -----------------------------------------------------

         Oil Refining - 0.62%
  65,000 Conoco, Inc.                                                                 -      1,499,062         1,499,062
  25,000 Smith International Inc.*                                                    -      1,784,375         1,784,375
                                                                   -----------------------------------------------------
                                                                                      -      3,283,437         3,283,437
                                                                   -----------------------------------------------------

         Oil Services - 2.19%
  45,000 Cooper Cameron Corp.*                                                        -      2,908,125         2,908,125
  65,000 Diamond Offshore Drilling Inc.*                                              -      2,441,563         2,441,563
 110,000 Ensco International Inc.                                                     -      3,712,500         3,712,500
  65,000 Weatherford International Inc.                                               -      2,604,062         2,604,062
                                                                   -----------------------------------------------------
                                                                                      -     11,666,250        11,666,250
                                                                   -----------------------------------------------------

         Optical - 0.20%
  29,500 Wesley Jessen Visioncare Inc.*                                       1,091,500              -         1,091,500
                                                                   -----------------------------------------------------

         Other Insurance - 0.39%
  32,000 AMBAC Financial Group Inc.                                                   -      2,062,000         2,062,000
                                                                   -----------------------------------------------------

         Restaurants - 3.45%
 194,800 CEC Entertainment Inc.*                                              5,430,050              -         5,430,050
 170,625 Cheesecake Factory Inc.*                                             5,172,070              -         5,172,070
  34,100 Morrison Management Specialists Inc.                                   982,506              -           982,506
 189,400 Ruby Tuesday Inc.                                                    2,331,988              -         2,331,988
 147,050 Sonic Corp.*                                                         4,475,834              -         4,475,834
                                                                   -----------------------------------------------------
                                                                             18,392,448              -        18,392,448
                                                                   -----------------------------------------------------

         Semiconductor - 16.87%
   2,700 Akamai Technologies Inc.                                                     -        212,920           212,920
  39,000 Alpha Industries, Inc.*                                                      -      1,328,438         1,328,438
  12,500 Altera Corp.*                                                                -      1,227,344         1,227,344
 119,600 Applied Micro Circuits Corp.*                                       15,760,800      2,089,500        17,850,300
  35,000 Atmel Corp.*                                                                 -      1,047,813         1,047,813
  50,000 Fairchild Semiconductor International*                                       -      1,768,750         1,768,750
  70,000 JDS Uniphase Corp.*                                                          -      8,268,750         8,268,750
 140,000 Lam Research Corp.*                                                          -      4,095,000         4,095,000
  52,600 Maxim Integrated Productions Inc.*                                           -      3,474,887         3,474,887
 325,200 Micrel Inc.*                                                        16,280,325              -        16,280,325
  60,000 Novellus Systems Inc.*                                                       -      3,236,250         3,236,250
  71,100 PMC Sierra, Inc.*                                                   13,784,512              -        13,784,512
  13,000 RF Micro Devices Inc.                                                        -        979,875           979,875
  42,000 SDL Inc.                                                                     -     14,576,625        14,576,625
  32,700 Vitesse Semiconductor Corp.*(1)                                              -      1,949,737         1,949,737
                                                                   -----------------------------------------------------
                                                                             45,825,637     44,255,889        90,081,526
                                                                   -----------------------------------------------------

         Software - 1.42%
 168,700 Jack Henry & Associates Inc.                                         7,570,413              -         7,570,413
                                                                   -----------------------------------------------------

         Specialty Retail - 5.81%
  45,000 Bed, Bath & Beyond, Inc.*                                                    -      1,656,562         1,656,562
 264,375 Dollar Tree Stores Inc.*                                            11,252,461              -        11,252,461

                                                                                                           COMBINED PACE
                                                                                                           SMALL/MEDIUM
                                                                                                              COMPANY
COMBINED                                                             PACE SMALL/MEDIUM                     GROWTH EQUITY
NUMBER OF                                                             COMPANY GROWTH       PAINEWEBBER      INVESTMENTS
 SHARES                                                             EQUITY INVESTMENTS    MID CAP FUND       PRO FORMA
--------                                                           -----------------------------------------------------
 153,200 Duane Reade Inc.*                                                    3,504,450              -         3,504,450
 165,100 Linens 'N Things Inc.*                                               4,942,681              -         4,942,681
  30,000 Lowe's Companies, Inc.                                                       -      1,265,625         1,265,625
 129,600 Too Inc.*                                                            2,907,900              -         2,907,900
 152,000 Tweeter Home Entertainment Group Inc.*                               5,491,000              -         5,491,000
                                                                    ----------------------------------------------------
                                                                             28,098,492      2,922,187        31,020,679
                                                                    ----------------------------------------------------

         Technology-Software - 0.56%
  56,900 Concord Communications Inc.*                                         1,564,750              -         1,564,750
  53,200 Register.com, Inc.*                                                  1,441,388              -         1,441,388
                                                                    ----------------------------------------------------
                                                                              3,006,138              -         3,006,138
                                                                    ----------------------------------------------------

         Wireless Telecommunications - 5.34%
  65,000 Advanced Fibre Communications                                                -      2,786,875         2,786,875
 180,000 Aspect Communications Inc.                                                   -      3,307,500         3,307,500
     400 Leap Wireless International, Inc.*                                      25,400              -            25,400
 255,200 Nextlink Communications Inc.*                                        8,437,550              -         8,437,550
 146,800 Pinnacle Holdings Inc.*                                              8,248,325              -         8,248,325
 125,900 SBA Communications Corp.*                                            5,681,237              -         5,681,237
                                                                    ----------------------------------------------------
                                                                             22,392,512      6,094,375        28,486,887
                                                                    ----------------------------------------------------
         Total Common Stocks (cost-$317,931,960)                            303,623,197    195,615,003       499,238,200
                                                                    ----------------------------------------------------

PACE Small/Medium Company Growth Equity Investments
PaineWebber Mid Cap Fund
Notes to Pro Forma Financial Statements
For the year ended July 31, 2000 (unaudited)

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization and Termination ("Plan") by the shareholders of PaineWebber Mid Cap Fund ("Mid Cap"), PACE Small/Medium Company Growth Equity Investments ("Small/Medium Company Growth") would acquire the assets of Mid Cap in exchange solely for the assumption by Small/Medium Company Growth of Mid Cap's assets and liabilities and shares of Small/Medium Company Growth that correspond to the outstanding shares of Mid Cap. The number of shares to be received would be based on the relative net asset value of Small/Medium Company Growth's shares on the effective date of the Plan and Mid Cap will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of Small/Medium Company Growth and Mid Cap at July 31, 2000 and the combined results of operations of Small/Medium Company Growth and Mid Cap (each a "Fund" and, collectively, the "Funds") for the year ended July 31, 2000.

As a result of the Plan, the investment advisory and administration fee will decrease due to the lower fee schedule of Small/Medium Company Growth. Mid Cap currently pays Rule 12b-1 distribution or service fees; Small/Medium Company Growth currently does not. Other fixed expenses will be reduced due to the elimination of duplicative expenses. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. The cost of approximately $190,000 associated with the Reorganization will be paid by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated (a wholly owned indirect subsidiary of UBS AG), so that each Fund bears no expenses of the Reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred August 1, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Funds' financial statements are prepared in accordance with generally accepted accounting principles that require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments- Each Fund calculates its net asset value based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, or by the Fund's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith or under the direction of the Fund's board of trustees (the

"board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Each Fund's investments are valued using the amortized cost method of valuation.

                           PART C. OTHER INFORMATION
                           -------------------------


Item 15. Indemnification
         ---------------

     Article IX, Section 2 of the Amended and Restated Trust Instrument of PaineWebber PACE Select Advisors Trust ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(d) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

     Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

     Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Section 9 of the Investment Management and Administration Agreement ("Management Agreement") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement. Section 10 of the Management Agreement provides that the Trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management Agreement and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees or shareholders.

     Section 6 of the Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement.

     Section 9 of the Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

     Section 9 of the Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

     Section 15 of the Distribution Contract contains provisions similar to
Section 10 of the Management Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
          --------

     (1)  (a)  Certificate of Business Trust effective September 9, 1994 1/
                                                                         -
          (b) Amended and Restated Trust Instrument 2/
                                                    -

     (2)  Amended and Restated By-Laws 2/
                                       -

     (3)  Copies of any voting trust agreement - none

     (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy Statement/Prospectus as Appendix A thereto and incorporated by reference.

     (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/
                              -

     (6)  (a)  Investment Management and Administration Agreement 4/
                                                                  -

          (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/
                                                        -

          (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/
                                            -

          (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/
                                 -

          (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/
                                   -

          (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                                  -

          (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                               -

          (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/
                                           -

          (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/
                                            -

          (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/
                                             -

          (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 6/
                    -

          (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/
                                                            -

     (7)  (a)  Distribution Contract 2/
                                     -
          (b)  Dealer Agreement 2/
                                -
     (8)  Bonus, profit sharing or pension plans - none

     (9)  Custodian Agreement 1/
                              -
     (10) Plan pursuant to Rule 12b-1

          (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/
                        -
          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/
                        -
          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/
                        -
          (d)  Plan pursuant to Rule 18f-3 7/
                                           -
     (11) Opinion and consent of Counsel on legality of shares (filed herewith)

     (12) Opinion and consent of Counsel on tax matters (to be filed)

     (13) Transfer Agency Agreement 8/
                                    -
     (14) Auditors' consent (filed herewith)

     (15) Financial Statements omitted from prospectus - none

     (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward 9/
                                                           -

          (b)  Power of Attorney for Mr. Storms 10/
                                                --
     (17) Additional Exhibits - none

     --------------------------

1/   Incorporated by reference from Post-Effective Amendment No. 8 to
-
     registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49052, filed November 1, 2000.

3/   Incorporated by reference from Articles IV, VI, IX and X of Registrant's
-
     Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/   Incorporated by reference from Post-Effective Amendment No. 1 to
-
     registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/   Incorporated by reference from Post-Effective Amendment No. 4 to
-
     registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/   Incorporated by reference from Post-Effective Amendment No. 10 to
-
     registration statement, SEC File No. 33-87254, filed November 9, 2000.

7/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49850, filed November 13, 2000.

8/   Incorporated by reference from Post-Effective Amendment No. 2 to
-
     registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/   Incorporated by reference from Post-Effective Amendment No. 9 to
-
     registration statement, SEC File No. 33-87254, filed September 29, 2000.

10/  Incorporated by reference from Registrant's N-14 registration statement,
--
     SEC File No. 333-50238, filed November 17, 2000.


Item 17.  Undertakings
          ------------

     (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 1st day of December, 2000.

                    PAINEWEBBER PACE SELECT ADVISORS TRUST

                    By:              /s/ Dianne E. O'Donnell
                                     -----------------------
                                     Dianne E. O'Donnell
                                     Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                              Title                                 Date
---------                              -----                                 ----
/s/ Brian M. Storms                    President and Trustee                 December 1, 2000
-------------------                    (Chief Executive Officer)
Brian M. Storms **

/s/ David J. Beaubien                  Trustee and Chairman                  December 1, 2000
---------------------                  of the Board of Trustees
David J. Beaubien *

/s/ Margo N. Alexander                 Trustee                               December 1, 2000
----------------------
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.             Trustee                               December 1, 2000
--------------------------
E. Garrett Bewkes, Jr. *

/s/ William W. Hewitt, Jr.             Trustee                               December 1, 2000
--------------------------
William W. Hewitt, Jr. *

/s/ Morton L. Janklow                  Trustee                               December 1, 2000
---------------------
Morton L. Janklow *

/s/ William D. White                   Trustee                               December 1, 2000
--------------------
William D. White *

/s/ M. Cabell Woodward, Jr.            Trustee                               December 1, 2000
---------------------------
M. Cabell Woodward, Jr. *

/s/ Paul H. Schubert                   Vice President and Treasurer (Chief   December 1, 2000
--------------------                   Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated September 12, 2000 and incorporated by reference from Exhibit 16 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of PaineWebber PACE Select Advisors Trust, SEC File 33-87254, filed September 29, 2000.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit 16(b) to Registrant's Registration Statement on Form N-14, SEC File No. 333-50238, filed November 17, 2000.

                    PAINEWEBBER PACE SELECT ADVISORS TRUST

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
-------

     (1)  (a)  Certificate of Business Trust effective September 9, 1994 1/
                                                                         -

          (b)  Amended and Restated Trust Instrument 2/
                                                     -

     (2)  Amended and Restated By-Laws 2/
                                       -

     (3)  Copies of any voting trust agreement - none

     (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy Statement/Prospectus as Appendix A thereto and incorporated by reference.

     (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/
                              -

     (6)  (a)  Investment Management and Administration Agreement 4/
                                                                  -

          (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/
                                                        -

          (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/
                                            -

          (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/
                                 -

          (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -

          (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/
                                   -

          (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                                  -

          (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                               -

          (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/
                                           -

          (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/
                                            -

          (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/
                                             -

          (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 6/
                    -

          (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/
                                                            -

     (7)  (a)  Distribution Contract 2/
                                     -

          (b)  Dealer Agreement 2/
                                -
     (8)  Bonus, profit sharing or pension plans - none

     (9)  Custodian Agreement 1/
                              -

     (10) Plan pursuant to Rule 12b-1

          (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/
                        -

          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/
                        -

          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/

          (d)  Plan pursuant to Rule 18f-3 7/
                                           -

     (11) Opinion and consent of Counsel on legality of shares (filed herewith)

     (12) Opinion and consent of Counsel on tax matters (to be filed)

     (13) Transfer Agency Agreement 8/
                                    -

     (14) Auditors' consent (filed herewith)

     (15) Financial Statements omitted from prospectus - none

     (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward 9/
                                                           -

          (b)  Power of Attorney for Mr. Storms 10/
                                                --

     (17) Additional Exhibits - none

     ----------------

1/   Incorporated by reference from Post-Effective Amendment No. 8 to
-
     registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49052, filed November 1, 2000.

3/   Incorporated by reference from Articles IV, VI, IX and X of Registrant's
-
     Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/   Incorporated by reference from Post-Effective Amendment No. 1 to
-
     registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/   Incorporated by reference from Post-Effective Amendment No. 4 to
-
     registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/   Incorporated by reference from Post-Effective Amendment No. 10 to
-
     registration statement, SEC File No. 33-87254, filed November 9, 2000.

7/   Incorporated by reference from Registrant's N-14 registration statement,
-
     SEC File No. 333-49850, filed November 13, 2000.

8/   Incorporated by reference from Post-Effective Amendment No. 2 to
-
     registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/   Incorporated by reference from Post-Effective Amendment No. 9 to
-    registration statement, SEC File No. 33-87254, filed September 29, 2000.

10/  Incorporated by reference from Registrant's N-14 registration statement,
--
     SEC File No. 333-50238, filed November 17, 2000.